UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-07896

                      GAMCO Global Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                             Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:    1-800-422-3554

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Global Rising Income and Dividend Fund Annual Report — December 31, 2013

Mario J. Gabelli, CFA
Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2013, the net asset value (“NAV”) per Class AAA Share of The Gabelli Global Rising Income and Dividend Fund (formerly the GAMCO Vertumnus Fund) increased 14.3% compared with increases of 16.9% and 26.7% for the Bank of America Merrill Lynch Global 300 Convertible Index and the Morgan Stanley Capital International (“MSCI”) World Free Index, respectively. See page 3 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2013.

Performance Discussion (Unaudited)

The Board of Directors approved a change to the name of the Fund, effective April 30, 2013, to The Gabelli Global Rising Income and Dividend Fund.

The Fund’s objective is to obtain a high level of total return through a combination of current income and capital appreciation. The Fund will attempt to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed income securities and securities that are convertible into common stock). The Fund will primarily invest in common stocks of foreign and domestic issuers that the Fund’s portfolio manager believes are likely to pay dividends and income and have the potential for above average capital appreciation and dividend increases.

We weigh both country specific and company specific factors to make our investment decisions. Country specific factors include political stability, economic growth, inflation, and trends in interest rates. With regard to companies, we seek firms that are undervalued in relation to their long term potential value. We then look for some dynamic in the country or company, which can unlock this value. For example, in developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer oriented economy. In commodities, it is the increase in industrial demand.

Approximately 15% of the holdings within the portfolio are Convertible securities. During the year, convertibles outpaced other fixed income asset classes, besting the negative year to date performance of both government and high grade corporate bonds and bettering the mid-single digit performance of high yield bonds. Demand for new convertibles issuance continues to remain strong as global new issuance reached $93 billion in 2013. Nearly all industry sectors posted positive returns for the year, with Consumer Noncyclical, Transports, and select Industrials sectors outperforming while Basic Industry, Capital Goods, and Financials lagged on a relative basis.

Selected holdings that contributed positively to performance in 2013 were Berkshire Hathaway Inc., Cl. A (3.5% of net assets as of December 31, 2013), a firm primarily engaging in the insurance and reinsurance of property and casualty risks; GenCorp Inc., 4.063%, due 12/31/39 (2.0%), a U.S. manufacturer and seller of aerospace and defense products and systems; and Kinnevik Investment AB, Cl. A (4.1%), a diversified company providing packaging materials, prepaid cellular technology, renewable energy facilities and farm supplies. Some of our weaker performing securities were Textron Inc. 4.500%, due 5/1/13 (no longer held in the portfolio), an operator of aircraft, defense, industrial and finance businesses worldwide; Newmont Mining Corp. 1.625%, due 7/15/17 (1.3%), a company engaging in the acquisition, exploration, and production of gold and copper properties; and Softbank Corp. 1.500%, due 3/31/13 (no longer held in the portfolio), a company operating in the information industry through four segments: mobile communications, broadband infrastructure, fixed-line telecommunications, and internet culture.

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert

President

February 21, 2014

Comparative Results

	Average Annual Returns through December 31, 2013 (a) (Unaudited)			Since
	1 Year	5 Year	10 Year	Inception (2/3/94)
Class AAA (GAGCX)	14.25%	13.40%	3.57%	4.64%
Bank of America Merrill Lynch Global 300 Convertible Index	16.86	13.77	6.61	N/A(d)
MSCI World Free Index	26.68	15.02	6.98	6.74(e)
Lipper Convertible Securities Fund Average	22.64	17.37	7.06	7.86
Class A (GAGAX)	14.40	13.39	3.60	4.68
With sales charge (b)	7.82	12.05	2.99	4.35
Class C (GACCX)	12.19	11.75	2.44	4.01
With contingent deferred sales charge (c)	11.19	11.75	2.44	4.01
Class I (GAGIX)	14.73	13.68	3.74	4.73

In the current prospectuses dated April 30, 2013, the gross expense ratios for Class AAA, A, C, and I Shares are 2.77%, 2.77%, 3.52%, and 2.52%, respectively, and the net expense ratios for these share classes are 2.00%, 2.00%, 2.75%, and 1.75%, respectively. See page 11 for the expense ratios for the year ended December 31, 2013. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC (the “Adviser”) not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on May 2, 2001, November 26, 2001, and January 11, 2008, respectively. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The Bank of America Merrill Lynch Global 300 Convertible Index is an unmanaged global convertible index composed of companies representative of the market structure of countries in North America, Europe, and the Asia/Pacific region. The MSCI World Free Index is an unmanaged free float adjusted market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific region. The Lipper Convertible Securities Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)	There is no data available for the Bank of America Merrill Lynch Global 300 Convertible Index prior to December 31, 1994.
(e)	MSCI World Free Index since inception performance is as of January 31, 1994.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL RISING INCOME AND DIVIDEND FUND (CLASS AAA SHARES),

LIPPER CONVERTIBLE SECURITIES FUND AVERAGE, AND MSCI WORLD FREE INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Global Rising Income and Dividend Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2013 through December 31, 2013	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2013.

	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period*

The Gabelli Global Rising Income and Dividend Fund

Actual Fund Return
Class AAA	$1,000.00	$1,089.00	2.01%	$10.58
Class A	$1,000.00	$1,087.90	2.01%	$10.58
Class C	$1,000.00	$1,087.10	2.76%	$14.52
Class I	$1,000.00	$1,091.10	1.76%	$ 9.28
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.07	2.01%	$10.21
Class A	$1,000.00	$1,015.07	2.01%	$10.21
Class C	$1,000.00	$1,011.29	2.76%	$13.99
Class I	$1,000.00	$1,016.33	1.76%	$ 8.94

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2013:

The Gabelli Global Rising Income and Dividend Fund

Financial Services	20.6%
Health Care	10.7%
Food and Beverage	10.1%
U.S. Government Obligations	10.1%
Diversified Industrial	9.1%
Energy and Utilities	8.5%
Wireless Communications	6.0%
Computer Software and Services	4.0%
Telecommunications	3.7%
Consumer Products	3.2%
Electronics	2.1%
Hotels and Gaming	2.1%
Metals and Mining	2.1%
Energy and Energy Services	1.6%
Building and Construction	1.6%
Automotive	1.4%

Retail	1.2%
Equipment and Supplies	1.0%
Cable and Satellite	0.5%
Consumer Staples	0.4%
Machinery	0.3%
Specialty Chemicals	0.3%
Consumer Services	0.3%
Automotive: Parts and Accessories	0.2%
Entertainment	0.1%
Broadcasting	0.0%*
Forward Foreign Exchange Contracts	(0.1)%
Other Assets & Liabilities (Net)	(1.1)%

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments — December 31, 2013

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 15.1%
	Automotive — 1.0%
$200,000	Navistar International Corp., Sub. Deb., 4.500%, 10/15/18	$199,042	$206,625

	Broadcasting — 0.0%
400,000	Citadel Broadcasting Corp., Escrow, Sub. Deb., Zero Coupon, 02/11/20†	0	0

	Building and Construction — 1.5%
300,000	Layne Christensen Co. 4.250%, 11/15/18	300,000	300,937

	Computer Software and Services — 0.7%
100,000	Mentor Graphics Corp., Sub. Deb., 4.000%, 04/01/31	99,079	133,437
10,000	VeriSign Inc. 3.250%, 08/15/37	13,776	18,088

		112,855	151,525

	Consumer Services — 0.3%
50,000	Ascent Capital Group Inc. 4.000%, 07/15/20	51,622	53,531

	Diversified Industrial — 3.7%
200,000	GenCorp Inc., Sub. Deb., 4.063%, 12/31/39	169,115	403,250
300,000	Griffon Corp., Sub. Deb., 4.000%, 01/15/17(a)	299,190	353,437

		468,305	756,687

	Energy and Utilities — 2.0%
350,000	Covanta Holding Corp. 3.250%, 06/01/14	350,000	411,031

	Financial Services — 1.8%
350,000	Janus Capital Group Inc. 3.250%, 07/15/14	350,390	364,000

	Health Care — 2.0%
400,000	Chemed Corp. 1.875%, 05/15/14	395,420	416,250

	Metals and Mining — 2.1%
100,000	Alcoa Inc. 5.250%, 03/15/14	100,000	165,813
250,000	Newmont Mining Corp., Ser. B, 1.625%, 07/15/17	318,119	255,625

		418,119	421,438

	TOTAL CONVERTIBLE CORPORATE BONDS	2,645,753	3,082,024

Principal Amount		Cost	Market Value
	CORPORATE BONDS — 0.1%
	Energy and Utilities — 0.1%
$200,000	Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15	$158,895	$13,500

Shares
	COMMON STOCKS — 75.3%
	Automotive — 0.4%
2,000	Ford Motor Co.	29,510	30,860
1,000	Navistar International Corp.†	28,910	38,190

		58,420	69,050

	Automotive: Parts and Accessories — 0.2%
2,000	Federal-Mogul Corp.†	20,748	39,360

	Building and Construction — 0.1%
500	Chofu Seisakusho Co. Ltd.	11,059	11,794

	Cable and Satellite — 0.5%
2,400	Rogers Communications Inc., Cl. B	98,100	108,600

	Computer Software and Services — 3.3%
10,000	Global Sources Ltd.†	69,459	81,300
60,000	Invensys plc	464,444	505,233
3,000	Responsys Inc.†	81,874	82,230

		615,777	668,763

	Consumer Products — 3.2%
8,447	Eastman Kodak Co.†	90,660	293,195
800	L’Oreal SA	135,801	140,542
7,000	Swedish Match AB	253,938	224,959

		480,399	658,696

	Consumer Staples — 0.4%
1,500	Unicharm Corp.	83,376	85,462

	Diversified Industrial — 5.4%
6,000	General Electric Co.	123,675	168,180
8,000	Jardine Matheson Holdings Ltd.	430,349	418,480
13,500	Jardine Strategic Holdings Ltd.	456,178	432,000
2,075	Textron Inc.	51,917	76,277

		1,062,119	1,094,937

	Electronics — 2.1%
25,000	Sony Corp., ADR(b)	508,289	432,250

	Energy and Energy Services — 1.6%
1,500	BP plc, ADR	62,399	72,915
16,000	Weatherford International Ltd.†	203,150	247,840

		265,549	320,755

	Energy and Utilities — 6.4%
1,000	National Fuel Gas Co.	67,180	71,400
27,500	Severn Trent plc	745,655	776,437
25,000	TECO Energy Inc.(b)	444,040	431,000

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
1,200	Veolia Environnement SA	$19,502	$19,571

		1,276,377	1,298,408

	Entertainment — 0.1%
1,000	Vivendi SA	26,351	26,352

	Equipment and Supplies — 1.0%
1,000	Graco Inc.	60,917	78,120
2,000	Mueller Industries Inc.	111,182	126,020

		172,099	204,140

	Financial Services — 18.8%
8,000	American International Group Inc.(b)	264,078	408,400
4	Berkshire Hathaway Inc., Cl. A†	481,253	711,600
9,000	Citigroup Inc.(b)	362,640	468,990
3,000	Exor SpA	99,014	119,315
10,000	GAM Holding AG	162,124	194,496
18,000	Kinnevik Investment AB, Cl. A	573,950	837,613
4,000	Legg Mason Inc.	107,569	173,920
2,000	T. Rowe Price Group Inc.	148,674	167,540
6,000	The Bank of New York Mellon Corp.	164,432	209,640
2,000	The PNC Financial Services Group Inc.	136,055	155,160
500	UBS AG	9,780	9,625
1,500	W. R. Berkley Corp.	55,375	65,085
7,000	Wells Fargo & Co.	237,460	317,800

		2,802,404	3,839,184

	Food and Beverage — 9.5%
500	Beam Inc.	31,991	34,030
1,500	Danone SA	119,238	107,965
40,000	Davide Campari-Milano SpA	310,399	334,571
2,000	Diageo plc	63,217	66,238
2,500	Heineken NV	163,464	168,799
2,500	Kellogg Co.	127,291	152,675
6,000	Kikkoman Corp.	104,672	113,152
8,000	Nestlé SA	532,097	585,617
400	Pernod Ricard SA	48,148	45,569
2,000	The Coca-Cola Co.	69,335	82,620
397,000	Yashili International Holdings Ltd.	179,126	243,188

		1,748,978	1,934,424

	Health Care — 8.7%
3,500	Algeta ASA†	204,445	207,047
200	Becton, Dickinson and Co.	20,442	22,098
4,000	Bristol-Myers Squibb Co.	135,185	212,600
2,400	ICU Medical Inc.†	166,106	152,904
3,500	Life Technologies Corp.†	261,182	265,300
1,000	Patterson Companies Inc.	33,669	41,200
10,000	Pfizer Inc.	245,023	306,300
3,000	Roche Holding AG, ADR	112,245	210,600

Shares		Cost	Market Value
6,500	Shoppers Drug Mart Corp.	$380,608	$356,070

		1,558,905	1,774,119

	Hotels and Gaming — 2.1%
139,200	Mandarin Oriental International Ltd.	234,750	232,464
140,000	The Hongkong & Shanghai Hotels Ltd.	218,265	189,933

		453,015	422,397

	Machinery — 0.3%
6,000	CNH Industrial NV†	74,047	68,386

	Retail — 1.2%
5,000	Harris Teeter Supermarkets Inc.	246,324	246,750

	Specialty Chemicals — 0.3%
1,000	E. I. du Pont de Nemours and Co.	43,500	64,970

	Telecommunications — 3.7%
2,000	Belgacom SA	55,818	59,169
3,000	CenturyLink Inc.	95,555	95,550
60,000	Koninklijke KPN NV†	166,154	193,397
4,000	Portugal Telecom SGPS SA, ADR	18,550	17,280
30,500	Telefonica Deutschland Holding AG	211,628	251,754
18,000	Telekom Austria AG	152,134	136,294

		699,839	753,444

	Wireless Communications — 6.0%
150,000	Cable & Wireless Communications plc	93,214	139,721
3,000	Millicom International Cellular SA, SDR	258,280	298,748
20,000	Vodafone Group plc, ADR(b)	610,200	786,200

		961,694	1,224,669

	TOTAL COMMON STOCKS	13,267,369	15,346,910

	CONVERTIBLE PREFERRED STOCKS — 0.6%
	Food and Beverage — 0.6%
1,000	Post Holdings Inc. 0.094%, 3.750% Cv. Pfd.(a)	100,000	118,090

	WARRANTS — 0.0%
	Consumer Products — 0.0%
296	Eastman Kodak Co., expire 09/03/18†	0	5,778
296	Eastman Kodak Co., expire 09/03/18†	0	5,411

		0	11,189

	TOTAL WARRANTS	0	11,189

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments (Continued) — December 31, 2013

Principal Amount			Cost	Market Value
		U.S. GOVERNMENT OBLIGATIONS — 10.1%
$2,052,000		U.S. Treasury Bills,
		0.040% to 0.095%††,
		01/09/14 to 05/22/14(c)	$2,051,631	$2,051,748

		TOTAL INVESTMENTS — 101.2%	$18,223,648	20,623,461

			Settlement Date	Unrealized Depreciation
		FORWARD FOREIGN EXCHANGE CONTRACTS — (0.1)%
500,000	(d)	Deliver British Pounds in exchange for United States Dollars 827,802(e)	01/31/2014	(9,399)
500,000	(f)	Deliver Euros in exchange for United States Dollars 687,838(e)	01/31/2014	(3,806)

		TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		(13,205)

				Market Value
		Other Assets and Liabilities (Net) — (1.1)%		(227,060)

		NET ASSETS — 100.0%		$20,383,196

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the market value of Rule 144A securities amounted to $471,527 or 2.31% of net assets.

(b)	Securities, or a portion thereof, with a value of $2,440,390 were deposited with the broker as collateral for forward foreign exchange contracts.
(c)	At December 31, 2013, $195,000 of the principal amount was pledged as collateral for forward foreign exchange contracts.
(d)	Principal amount denoted in British Pounds.
(e)	At December 31, 2013, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(f)	Principal amount denoted in Euros.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments, at value (cost $18,223,648)	$20,623,461
Cash	1,787
Deposit at brokers	21,788
Receivable for Fund shares sold	25,177
Dividends and interest receivable	60,023
Prepaid expenses	14,689

Total Assets	20,746,925

Liabilities:
Payable for Fund shares redeemed	10,776
Payable for investments purchased	274,433
Payable for investment advisory fees	14,338
Payable for distribution fees	3,735
Payable for legal and audit fees	21,904
Unrealized depreciation on forward foreign exchange contracts	13,205
Other accrued expenses	25,338

Total Liabilities	363,729

Net Assets (applicable to 925,148 shares outstanding)	$20,383,196

Net Assets Consist of:
Paid-in capital	$19,811,905
Accumulated net investment loss	(113,612)
Accumulated net realized loss on investments and foreign currency transactions	(1,701,680)
Net unrealized appreciation on investments	2,399,813
Net unrealized depreciation on foreign currency translations	(13,230)

Net Assets	$20,383,196

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($17,459,514 ÷ 792,954 shares outstanding; 75,000,000 shares authorized)	$22.02
Class A:
Net Asset Value and redemption price per share ($331,779 ÷ 15,005 shares outstanding; 50,000,000 shares authorized)	$22.11
Maximum offering price per share (NAV ÷ 0. 9425, based on maximum sales charge of 5.75% of the offering price)	$23.46
Class C:
Net Asset Value and offering price per share ($7,764 ÷ 406 shares outstanding; 25,000,000 shares authorized)	$19.14 (a)
Class I:
Net Asset Value, offering, and redemption price per share ($2,584,139 ÷ 116,783 shares outstanding; 25,000,000 shares authorized)	$22.13

(a)	Redemption price varies based on the length of time held. Total amounts may differ due to rounding.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $2,191)	$208,000
Interest	115,476

Total Investment Income	323,476

Expenses:
Investment advisory fees	151,995
Distribution fees - Class AAA	32,531
Distribution fees - Class A	657
Distribution fees - Class C	11
Custodian fees	45,187
Shareholder communications expenses	31,701
Registration expenses	26,734
Legal and audit fees	24,365
Shareholder services fees	17,251
Directors’ fees	4,774
Interest expense	508
Miscellaneous expenses	10,174

Total Expenses	345,888

Less:
Expenses reimbursed by Adviser (See Note 3)	(45,891)
Custodian fee credits	(299)

Total Reimbursements and Credits	(46,190)

Net Expenses	299,698

Net Investment Income	23,778

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency:
Net realized loss on investments	(141,426)
Net realized gain on securities sold short	87
Net realized loss on foreign currency transactions	(23,447)

Net realized loss on investments, securities sold short, and foreign currency transactions	(164,786)

Net change in unrealized appreciation/depreciation:
on investments	2,164,698
on foreign currency translations	(13,153)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	2,151,545

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency	1,986,759

Net Increase in Net Assets Resulting from Operations	$2,010,537

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Statement of Changes in Net Assets

	For the Year Ended December 31,
	2013	2012
Operations:
Net investment income	$23,778	$42,971
Net realized gain/(loss) on investments, securities sold short, and foreign currency transactions	(164,786)	236,507
Net change in unrealized appreciation on investments and foreign currency translations	2,151,545	101,717

Net Increase in Net Assets Resulting from Operations	2,010,537	381,195

Distributions to Shareholders:
Net investment income
Class AAA	(63,621)	(83,505)
Class A	(1,169)	(2,657)
Class C	(38)	(216)
Class I	(14,035)	(3,599)

	(78,863)	(89,977)

Return of Capital
Class AAA	(4,145)	—
Class A	(76)	—
Class C	(3)	—
Class I	(914)	—

	(5,138)	—

Total Distributions to Shareholders	(84,001)	(89,977)

Capital Share Transactions:
Class AAA	7,877,981	2,407,004
Class A	57,400	(68,644)
Class C	(15,058)	(19,735)
Class I	389,331	1,873,712

Net Increase in Net Assets from Capital Share Transactions	8,309,654	4,192,337

Redemption Fees	10	214

Net Increase in Net Assets	10,236,200	4,483,769
Net Assets:
Beginning of year	10,146,996	5,663,227

End of year (including undistributed net investment income of $0 and $0, respectively)	$20,383,196	$10,146,996

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
For Year Ended December 31†	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return††	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)	Portfolio Turnover Rate
Class AAA
2013	$19.35	$0.01	$2.75	$2.76	$(0.08)	$(0.01)	$(0.09)	$0.00	$22.02	14.3%	$17,459	0.11%	2.31%	2.00%	80%
2012	18.65	0.10	0.80	0.90	(0.20)	—	(0.20)	0.00	19.35	4.8	7,942	0.48	2.77	2.00	134
2011	20.65	0.55	(1.95)	(1.40)	(0.60)	—	(0.60)	0.00	18.65	(6.9)	5,269	2.72	3.38	2.02	45
2010	18.20	0.40	2.55	2.95	(0.50)	—	(0.50)	—	20.65	16.3	8,018	2.11	2.87	2.02	68
2009	13.10	0.60	5.15	5.75	(0.65)	—	(0.65)	0.00	18.20	44.7	7,681	3.87	3.37	2.04	62
Class A
2013	$19.40	$0.01	$2.78	$2.79	$(0.07)	$(0.01)	$(0.08)	$0.00	$22.11	14.4%	$332	0.21%	2.31%	2.00%	80%
2012	18.75	0.15	0.70	0.85	(0.20)	—	(0.20)	0.00	19.40	4.5	238	0.74	2.77	2.00	134
2011	20.70	0.50	(1.85)	(1.35)	(0.60)	—	(0.60)	0.00	18.75	(6.7)	297	2.47	3.38	2.02	45
2010	18.25	0.40	2.55	2.95	(0.50)	—	(0.50)	—	20.70	16.3	1,115	2.16	2.87	2.02	68
2009	13.15	0.60	5.15	5.75	(0.65)	—	(0.65)	0.00	18.25	44.5	472	3.71	3.37	2.04	62
Class C
2013	$17.15	$(0.07)	$2.16	$2.09	$(0.09)	$(0.01)	$(0.10)	$0.00	$19.14	12.2%	$8	(0.82)%	3.06%	2.75%	80%
2012	16.95	0.10	0.20	0.30	(0.10)	—	(0.10)	0.00	17.15	1.7	23	0.71	3.52	2.75	134
2011	18.80	0.35	(1.75)	(1.40)	(0.45)	—	(0.45)	0.00	16.95	(7.6)	42	1.82	4.13	2.77	45
2010	16.65	0.25	2.25	2.50	(0.35)	—	(0.35)	—	18.80	15.1	166	1.33	3.62	2.77	68
2009	12.05	0.45	4.70	5.15	(0.55)	—	(0.55)	0.00	16.65	43.5	162	2.96	4.12	2.79	62
Class I
2013	$19.40	$0.03	$2.83	$2.86	$(0.12)	$(0.01)	$(0.13)	$0.00	$22.13	14.7%	$2,584	0.49%	2.06%	1.75%	80%
2012	18.75	(0.10)	1.00	0.90	(0.25)	—	(0.25)	0.00	19.40	4.7	1,944	(0.45)	2.52	1.75	134
2011	20.70	0.60	(1.90)	(1.30)	(0.65)	—	(0.65)	0.00	18.75	(6.4)	55	3.01	3.13	1.77	45
2010	18.30	0.45	2.50	2.95	(0.55)	—	(0.55)	—	20.70	16.4	69	2.37	2.62	1.77	68
2009	13.15	0.65	5.20	5.85	(0.70)	—	(0.70)	0.00	18.30	45.2	67	3.97	3.12	1.79	62

†	All per share amounts and net asset values have been adjusted as a result of the 1 for 5 reverse stock split on August 9, 2013. (See note 8)
††

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the years ended December 31, 2011 and 2010. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00% and 2.01% (Class AAA and Class A), 2.75% and 2.76% (Class C), and 1.75% and 1.76% (Class I), respectively. For the years ended December 31, 2012 and 2009, the effect of the interest expense was minimal. The Fund also incurred tax expense during the year ended December 31, 2009. If tax expense had not been incurred during the year ended December 31, 2009, the ratios of operating expenses to average net assets would have been 2.00% (Class AAA and Class A), 2.75% (Class C), and 1.75% (Class I), respectively. The effect of tax expense during the years ended December 31, 2013, 2012, 2011, and 2010 was minimal.

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements

1. Organization. Effective April 30, 2013, The GAMCO Vertumnus Fund changed its name to The Gabelli Global Rising Income and Dividend Fund with a corresponding change in the name of each of its Classes of Shares. The Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is to obtain a high level of total return through a combination of income and capital appreciation. The Fund commenced investment operations on February 3, 1994.

In conjunction with the Fund’s name change, the Fund implemented a policy to invest, under normal circumstances, at least 80% of its net assets in dividend paying securities.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds (a)	—	$3,082,024	$ 0	$3,082,024
Corporate Bonds (a)	—	13,500	—	13,500
Common Stocks (a)	$15,346,910	—	—	15,346,910
Warrants (a)	11,189	—	—	11,189
Convertible Preferred Stocks (a)	—	118,090	—	118,090
U.S. Government Obligations	—	2,051,748	—	2,051,748

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$15,358,099	$5,265,362	$ 0	$20,623,461

OTHER FINANCIAL INSTRUMENTS:*
LIABILITIES (Unrealized Depreciation):
Forward Foreign Exchange Contracts	—	$ (13,205)	—	$(13,205)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at December 31, 2013 are reflected within the Schedule of Investments.

The Fund’s volume of activity in forward foreign currency contracts during the year ended December 31, 2013 had an average monthly notional amount of approximately $1,502,435.

At December 31, 2013, the Fund’s derivative liabilities (by type) are as follows:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Liabilities
Foreign Currency Exchange Contracts	$13,205	—	—	—	$13,205

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2013, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2013, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund and timing differences. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent; adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to the tax treatment of currency gains and losses and recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2013, reclassifications were made to increase accumulated net investment loss by $21,232 and decrease accumulated net realized loss on investments and foreign currency transactions by $21,232.

The tax character of distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Distributions paid from:
Ordinary income	$78,863	$89,977
Return of capital	5,138	—

Total	$84,001	$89,977

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(1,701,641)
Net unrealized appreciation on investments and foreign currency translations	2,259,727
Other Temporary Differences*	13,205

Total	$571,291

*	Other temporary differences are primarily due to adjustments on forward foreign exchange contracts.

At December 31, 2013, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

Capital Loss Carryforward Available through 2016	$1,178,191
Capital Loss Carryforward Available through 2017	379,911
Long term Capital Loss Carryforward Post-Effective With No Expiration	143,539

Total Capital Loss Carryforwards	$1,701,641

On December 31, 2012, there was a large redemption by an unaffiliated shareholder. The reduction in assets caused a change in control of ownership of the Fund. This change in the control of ownership will limit the Fund’s ability to utilize capital loss carryforwards in future years.

At December 31, 2013, the differences between book basis and tax basis unrealized appreciation were primarily due to mark-to-market adjustments on investments in passive foreign investment companies and adjustments on income from an investment in a defaulted security.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2013:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$18,350,506	$2,803,756	$(530,801)	$2,272,955

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2013, the Fund did not incur any interest or penalties. As of December 31, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2010 through December 31, 2013, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least May 1, 2014, at no more than 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I Shares, respectively. For the year ended December 31, 2013, the Adviser reimbursed the Fund in the amount of $45,891. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. The agreement is renewable annually. For the year ended December 31, 2013, the cumulative amount which the Fund may repay the Adviser is $119,281.

For the year ended December 31, 2012, expiring December 31, 2014	$73,390
For the year ended December 31, 2013, expiring December 31, 2015	45,891

$119,281

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2013, other than short term securities and U.S. Government obligations, aggregated $19,751,207 and $9,715,258, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2013, the Fund paid brokerage commissions on security trades of $6,002 to G.research, Inc. (formerly “Gabelli & Company, Inc.”), an affiliate of the Adviser. Additionally the Distributor retained a total of $243 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the year ended December 31, 2013.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2013, there were no borrowings under the line of credit.

The average daily amount of borrowings under the line of credit during the year ended was $41,497 with a weighted average interest rate of 1.13%. The maximum amount borrowed was at any time during the year ended December 31, 2013 was $785,000.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a front-end sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2013 and 2012, amounted to $10 and $214, respectively.

The Fund effected a 1 for 5 reverse stock split on August 9, 2013, as approved by the Board of Directors. The net asset value of each share class increased proportionately at that time.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	2,745,296	$11,467,597	2,077,480	$7,906,666
Shares issued upon reinvestment of distributions	3,048	66,457	20,521	78,173
Shares redeemed	(616,741)	(3,656,073)	(1,454,664)	(5,577,835)
Shares reduced by 1 for 5 reverse stock split	(3,392,985)	—	—	—

Net increase/(decrease)	(1,261,382)	$7,877,981	643,337	$2,407,004

Class A
Shares sold	22,485	$240,386	2,684	$10,343
Shares issued upon reinvestment of distributions	46	997	361	1,379
Shares redeemed	(23,364)	(183,983)	(20,931)	(80,366)
Shares reduced by 1 for 5 reverse stock split	(45,520)	—	—	—

Net increase/(decrease)	(46,353)	$57,400	(17,886)	$(68,644)

Class C
Shares sold	476	$8,996	6,992	$23,849
Shares issued upon reinvestment of distributions	2	41	62	216
Shares redeemed	(6,610)	(24,095)	(12,741)	(43,800)
Shares reduced by 1 for 5 reverse stock split	(29)	—	—	—

Net decrease	(6,161)	$(15,058)	(5,687)	$(19,735)

Class I
Shares sold	43,420	$919,938	517,045	$1,992,490
Shares issued upon reinvestment of distributions	678	14,856	892	3,442
Shares redeemed	(115,354)	(545,463)	(31,930)	(122,220)
Shares reduced by 1 for 5 reverse stock split	(312,742)	—	—	—

Net increase/(decrease)	(383,998)	$389,331	486,007	$1,873,712

9. Significant Shareholder. As of December 31, 2013, approximately 36.3% of the Fund was beneficially owned by the Adviser and its affiliates.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

12. Subsequent Events. Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Global Rising Income and Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of GAMCO Global Series Funds, Inc. and the

Shareholders of The Gabelli Global Rising Income and Dividend Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Global Rising Income and Dividend Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the Fund’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 24, 2014

The Gabelli Global Rising Income and Dividend Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

During the six months ended December 31, 2013, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

1. Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio manager, the depth of the analyst pool available to the Adviser and the Fund’s portfolio manager, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio manager.

2. Investment Performance. The Independent Board Members reviewed the short and medium term performance of the Fund against a peer group of convertible securities funds. The Independent Board Members noted that the Fund had substantially changed its investment strategy early in the year and that consequently, comparisons with convertible securities funds would no longer be relevant for periods since the transition to the new strategy focusing on common equity securities expected to increase dividends over time. The Independent Board Members noted that the Fund’s performance for the short period since the change has improved and also noted that, in relation to the historical peer group, the Fund’s performance for the one, three, and five year periods was poor. The Independent Board Members also acknowledged the limitations of the peer group selected because there was only one other dedicated global convertible fund in the peer group.

3. Profitability. The Independent Board Members reviewed summary data regarding the lack of profitability of the Fund to the Adviser both with an administrative overhead charge and without such a charge. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker received distribution fees and minor amounts of sales commissions.

4. Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

5. Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

6. Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of convertible securities funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s expense ratios, after voluntary expense reimbursements, were significantly higher than and the Fund’s size was significantly lower than average within this group. The Independent Board Members also noted that all but one of the peer group were domestic convertible funds, thereby limiting the usefulness of peer group comparisons. The Independent Board Members were presented with, but did not consider material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

The Gabelli Global Rising Income and Dividend Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services but had a relatively poor performance record and had substantially changed its investment focus in 2013. The Independent Board Members also concluded that the Fund’s expense ratios were reasonable, particularly in light of the lack of profitability to the Adviser of managing the Fund, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board of Directors.

The Gabelli Global Rising Income and Dividend Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Rising Income and Dividend Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 71	Since 1993	27	Chairman, Chief Executive Officer, Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 69	Since 1993	10	Senior Vice President of G. research, Inc.	—

INDEPENDENT DIRECTORS[5] :

E. Val Cerutti Director Age: 74	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 78	Since 1993	36	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 83	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—

Werner J. Roeder, MD Director Age: 73	Since 1993	23	Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Director Age: 79	Since 1993	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 68	Since 2004	30	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 1999) of Harbor BioSciences, Inc. (biotechnology)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Global Rising Income and Dividend Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 62	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 41	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 55	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Richard J. Walz Chief Compliance Officer Age: 54	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Funds Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

THE GABELLI GLOBAL RISING INCOME AND DIVIDEND FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

2013 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2013, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.080, $0.078, $0.095, and $0.121 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. For the year ended December 31, 2013, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 30.55% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2013 which was derived from U.S. Treasury securities was 0.22%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2013. The percentage of U.S. Government securities held as of December 31, 2013 was 10.06%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com

GAMCO Global Series Funds, Inc.

THE GABELLI GLOBAL RISING INCOME

AND DIVIDEND FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f    914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

G.research, Inc.

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz Chief

Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Rising Income and Dividend Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB441Q413AR

The GAMCO Global Growth Fund

Annual Report — December 31, 2013

Morningstar® rated The GAMCO Global Growth Fund Class AAA Shares 4 stars overall and 4 stars for the three, five, and ten year periods ended December 31, 2013, among 797, 797, 638, and 324 World Stock funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

To Our Shareholders,

For the year ended December 31, 2013, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Growth Fund increased 28.8% compared with an increase of 22.8% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Free Index. See page 3 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2013.

Performance Discussion (Unaudited)

For the year, all 23 major national indices provided positive returns. Countries posting strong double-digit returns for 2013 were led by Finland (+46.0%), followed by Ireland (+41.2%), the United States (+31.8%), Germany (+31.4%), Spain and the Netherlands (+31.3%), Belgium (+27.6%), Japan (+27.2%), Switzerland (+26.6%), France (+26.3%), Denmark (+25.2%), Sweden (+24.5%), the United Kingdom (+20.7%), Italy (+20.4%), Austria (+13.4%), New Zealand (+11.3%), Hong Kong (+11.1%), Portugal (+11.0%) and Israel (+10.9%). Countries posting positive single-digit returns for 2013 were Norway (+9.4%), Canada (+5.6%), Australia (+4.2%) and Singapore (+1.7%). Within emerging markets, only 6 of 21 countries posted positive results. Of the four largest emerging markets, China (+0.4%) posted the best return, followed by Russia (-2.6%), India (-5.3%) and Brazil (-18.7%).

Combining low interest rates and depressed stock prices with a gradually improving economy has generated robust stock market gains over the past five years. The Standard & Poor’s 500 Index (“S&P 500”) has climbed about 170% from its March 2009 low. That is a compound annual return of about 22% before dividends are counted. About 40% of the S&P 500 profits are generated overseas.

Selected holdings that contributed positively to performance in 2013 were Pioneer Natural Resources (1.9% of net assets as December 31, 2013), a large independent oil and gas company in the U.S.; Skandinaviska Enskilda Banken (2.3%), a leading Nordic financial services group; and Morgan Stanley (1.9%), a leading global financial services firm. Some of our weaker performing holdings during the year were Standard Charter (no longer held in the portfolio), Jardine Matheson Holdings (0.8%), a diversified business group focused principally on Asia; and Heineken and Kirin Holdings, securities (no longer held in the portfolio).

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert President

February 11, 2014

2

Comparative Results

Average Annual Returns through December 31, 2013 (a) (Unaudited)				Since
				Inception
	1 Year	5 Year	10 Year	(2/7/94)
Class AAA (GICPX)	28.75%	18.89%	8.13%	9.34%
MSCI AC World Free Index	22.80	14.92	7.17	6.78 (d)
Lipper Global Large-Cap Growth Fund Classification	24.49	15.77	7.66	10.21
Class A (GGGAX)	28.79	18.90	8.14	9.35
With sales charge (b)	21.39	17.50	7.50	9.03
Class C (GGGCX)	27.80	18.01	7.32	8.78
With contingent deferred sales charge (c)	26.80	18.01	7.32	8.78
Class I (GGGIX)	29.09	19.22	8.31	9.43

In the current prospectuses dated April 30, 2013, the expense ratios for Class AAA, A, C, and I Shares are 1.90%, 1.90%, 2.65%, and 1.65%, respectively. See page 10 for the expense ratios for the year ended December 31, 2013. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 2, 2000, March 12, 2000, and January 11, 2008, respectively. The actual performance of the Class A and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Free Index is an unmanaged free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Free Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Large-Cap Growth Fund Classification reflects the performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)	MSCI AC World Free Index since inception performance is a blend of Gross excluding applicable taxes and Net Performance. This benchmark’s Net performance began on December 29. 2000.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GLOBAL GROWTH FUND (CLASS AAA SHARES), MSCI AC WORLD FREE INDEX, AND

LIPPER GLOBAL LARGE-CAP GROWTH FUND CLASSIFICATION (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

The GAMCO Global Growth Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2013 through December 31, 2013	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2013.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/13	12/31/13	Ratio	Period*
The GAMCO Global Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,179.10	1.73%	$ 9.50
Class A	$1,000.00	$1,179.50	1.73%	$ 9.50
Class C	$1,000.00	$1,174.90	2.48%	$13.60
Class I	$1,000.00	$1,180.90	1.48%	$ 8.14
Hypothetical 5% Return
Class AAA	$1,000.00	$1,016.48	1.73%	$ 8.79
Class A	$1,000.00	$1,016.48	1.73%	$ 8.79
Class C	$1,000.00	$1,012.70	2.48%	$12.58
Class I	$1,000.00	$1,017.74	1.48%	$ 7.53

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2013:

The GAMCO Global Growth Fund

Consumer Discretionary	19.0%
Financials	16.1%
Consumer Staples	13.7%
Industrials	13.6%
Information Technology	12.9%
Health Care	10.2%

Energy	9.5%
Materials	2.7%
Telecommunication Services	1.6%
U.S. Government Obligations	0.6%
Other Assets and Liabilities (Net)	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. For each fund with at least a three year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure (including the effects of sales charges, loads, and redemption fees) that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

5

The GAMCO Global Growth Fund

Schedule of Investments — December 31, 2013

			Market
Shares		Cost	Value
	COMMON STOCKS — 99.3%
	CONSUMER DISCRETIONARY — 19.0%
900	Amazon.com Inc.†	$121,952	$358,911
700	AutoZone Inc.†	265,610	334,558
5,500	Burberry Group plc, ADR	220,022	278,025
7,500	CBS Corp., Cl. B, Non-Voting	205,434	478,050
4,300	Christian Dior SA	629,510	812,498
12,000	Comcast Corp., Cl. A, Special	280,777	598,560
9,414	Compagnie Financiere Richemont SA	576,845	937,126
7,300	DIRECTV†	353,749	504,357
6,000	Discovery Communications Inc., Cl. A†	330,379	542,520
26,000	Fuji Heavy Industries Ltd.	625,850	744,374
9,800	Hennes & Mauritz AB, Cl. B	283,153	451,310
13,500	Honda Motor Co. Ltd., ADR	530,327	558,225
11,800	Liberty Global plc, Cl. A†	879,889	1,050,082
15,600	Luxottica Group SpA	761,208	835,906
7,000	Macy’s Inc.	204,652	373,800
5,000	Michael Kors Holdings Ltd.†	303,404	405,950
4,400	NIKE Inc., Cl. B	251,543	346,016
430	priceline.com Inc.†	248,240	499,832
2,000	Ralph Lauren Corp.	107,888	353,140
7,800	Starbucks Corp.	300,600	611,442
7,000	The Home Depot Inc.	332,456	576,380
10,800	The Swatch Group AG	782,063	1,215,537
4,700	Tiffany & Co.	288,044	436,066
4,500	Time Warner Cable Inc.	590,262	609,750
20,800	Twenty-First Century Fox Inc., Cl. A	479,644	731,744
6,300	Viacom Inc., Cl. B	298,832	550,242

	TOTAL CONSUMER DISCRETIONARY	10,252,333	15,194,401

	FINANCIALS — 16.1%
13,000	American International Group Inc.	461,719	663,650
29,500	Bank of America Corp.	241,717	459,315
25,000	Cheung Kong (Holdings) Ltd.	386,389	394,620
1,533	China Life Insurance Co. Ltd., ADR	35,142	72,434
10,000	Citigroup Inc.	387,208	521,100
32,700	JPMorgan Chase & Co.	1,119,984	1,912,296
8,000	Julius Baer Group Ltd.	276,686	384,194
89,400	Mitsubishi UFJ Financial Group Inc.	598,737	589,152
49,200	Morgan Stanley	739,297	1,542,912
6,100	Royal Bank of Canada	330,102	410,103
17,300	Schroders plc	253,505	744,277
2,220	Shopping Centres Australasia Property Group	3,260	3,063
142,000	Skandinaviska Enskilda Banken AB, Cl. A	938,890	1,872,183
12,200	Sumitomo Mitsui Financial Group Inc.	594,377	627,899
50,000	Swire Pacific Ltd., Cl. A	554,772	586,126
9,700	The Goldman Sachs Group Inc.	948,370	1,719,422

			Market
Shares		Cost	Value
4,200	The Toronto-Dominion Bank	$340,080	$395,808

	TOTAL FINANCIALS	8,210,235	12,898,554

	CONSUMER STAPLES — 13.7%
5,500	Beam Inc.	251,022	374,330
5,400	Colgate-Palmolive Co.	214,317	352,134
4,700	Costco Wholesale Corp.	255,536	559,347
8,900	CVS Caremark Corp.	545,845	636,973
6,971	Danone SA	461,499	501,751
50,000	Davide Campari - Milano SpA	151,094	418,214
35,500	Diageo plc	672,187	1,175,730
6,100	FamilyMart Co. Ltd.	272,151	278,326
3,700	Henkel AG & Co. KGaA	291,308	385,016
3,400	L’Oreal SA	515,913	597,304
3,300	Mead Johnson Nutrition Co.	242,574	276,408
11,000	Mondelēz International Inc., Cl. A	348,495	388,300
24,400	Nestlé SA	1,200,322	1,786,133
3,800	PepsiCo Inc.	241,369	315,172
4,156	Pernod Ricard SA	388,417	473,460
4,000	Reckitt Benckiser Group plc	281,751	317,480
6,900	Seven & i Holdings Co. Ltd.	266,683	273,877
7,300	The Coca-Cola Co.	191,726	301,563
4,000	The Estee Lauder Companies Inc., Cl. A	194,665	301,280
3,300	Unicharm Corp.	187,592	188,016
5,000	Wal-Mart Stores Inc.	360,036	393,450
5,600	Whole Foods Market Inc.	169,967	323,848
11,100	Woolworths Ltd.	182,007	335,493

	TOTAL CONSUMER STAPLES	7,886,476	10,953,605

	INDUSTRIALS — 13.6%
3,000	3M Co.	391,880	420,750
3,900	B/E Aerospace Inc.†	240,680	339,417
2,700	Cummins Inc.	274,847	380,619
7,600	Eaton Corp. plc	417,515	578,512
6,000	Emerson Electric Co.	318,295	421,080
14,200	Experian plc	246,581	261,953
3,700	FANUC Corp.	325,019	676,337
5,500	Flowserve Corp.	166,287	433,565
36,000	General Electric Co.	748,357	1,009,080
7,000	Honeywell International Inc.	307,322	639,590
11,500	Jardine Matheson Holdings Ltd.	326,458	601,565
9,500	Nielsen Holdings NV	284,572	435,955
330	OSRAM Licht AG†	9,668	18,613
6,000	PACCAR Inc.	255,216	355,020
5,100	Precision Castparts Corp.	606,804	1,373,430
6,600	Schneider Electric SA	512,415	575,650
5,000	Secom Co. Ltd.	186,467	301,016
3,300	Siemens AG	312,596	450,759
6,300	Union Pacific Corp.	664,231	1,058,400
5,000	United Technologies Corp.	270,444	569,000

	TOTAL INDUSTRIALS	6,865,654	10,900,311

See accompanying notes to financial statements.

6

The GAMCO Global Growth Fund

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY — 12.9%
2,330	Apple Inc.	$1,091,121	$1,307,386
6,900	Check Point Software Technologies Ltd.†	352,456	445,188
11,500	eBay Inc.†	504,558	631,235
13,000	EMC Corp.	343,917	326,950
9,400	Facebook Inc., Cl. A†	302,277	513,804
1,140	Google Inc., Cl. A†	677,822	1,277,609
2,600	International Business Machines Corp.	334,570	487,682
3,700	Keyence Corp.	632,712	1,581,047
1,500	MasterCard Inc., Cl. A	292,838	1,253,190
21,500	Microsoft Corp.	609,041	804,745
4,200	QUALCOMM Inc.	274,888	311,850
4,100	SAP AG	317,809	351,453
4,500	Visa Inc., Cl. A	319,901	1,002,060

	TOTAL INFORMATION TECHNOLOGY	6,053,910	10,294,199

	HEALTH CARE — 10.2%
10,000	Abbott Laboratories	301,411	383,300
4,300	Allergan Inc.	355,991	477,644
2,700	Amgen Inc.	226,923	308,232
2,900	Bayer AG	301,053	406,734
4,800	Becton, Dickinson and Co.	393,415	530,352
900	Biogen Idec Inc.†	131,439	251,775
1,800	Celgene Corp.†	137,526	304,128
8,500	Express Scripts Holding Co.†	508,524	597,040
5,000	Gilead Sciences Inc.†	214,646	375,750
6,600	Hisamitsu Pharmaceutical Co. Inc.	159,368	332,162
11,000	Johnson & Johnson	733,850	1,007,490
11,500	Novartis AG, ADR	714,938	924,370
2,100	Novo Nordisk A/S, Cl. B	143,317	384,934
8,000	Roche Holding AG, ADR	320,590	561,600
2,600	Roche Holding AG, Genusschein	255,977	726,327
7,000	Sanofi, ADR	323,285	375,410
4,400	Takeda Pharmaceutical Co. Ltd.	214,043	201,595

	TOTAL HEALTH CARE	5,436,296	8,148,843

	ENERGY — 9.5%
13,400	BP plc, ADR	583,208	651,374
10,500	ConocoPhillips	624,077	741,825
8,400	Continental Resources Inc.†	773,195	945,168
10,700	EOG Resources Inc.	1,071,999	1,795,888
7,000	Occidental Petroleum Corp.	602,068	665,700
8,400	Pioneer Natural Resources Co.	908,264	1,546,188

Shares		Cost	Market Value
5,700	Royal Dutch Shell plc, Cl. A, ADR	$394,864	$406,239
6,100	Schlumberger Ltd.	400,580	549,671
13,500	Statoil ASA, ADR	330,693	325,755

	TOTAL ENERGY	5,688,948	7,627,808

	MATERIALS — 2.7%
5,500	E. I. du Pont de Nemours and Co.	258,935	357,335
3,300	Ecolab Inc.	294,898	344,091
4,800	Monsanto Co.	297,834	559,440
2,700	PPG Industries Inc.	435,401	512,082
2,200	The Sherwin-Williams Co.	328,878	403,700

	TOTAL MATERIALS	1,615,946	2,176,648

	TELECOMMUNICATION SERVICES — 1.6%
12,200	Verizon Communications Inc.	559,229	599,508
17,000	Vodafone Group plc, ADR	518,457	668,270

	TOTAL TELECOMMUNICATION SERVICES	1,077,686	1,267,778

	TOTAL COMMON STOCKS	53,087,484	79,462,147

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 0.6%
$430,000	U.S. Treasury Bills, 0.060% to 0.075%††, 03/20/14 to 06/26/14	429,904	429,903

	TOTAL INVESTMENTS — 99.9%	$53,517,388	79,892,050

	Other Assets and Liabilities (Net) — 0.1%		118,547

	NET ASSETS — 100.0%		$80,010,597

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	61.1%	$48,791,407
Europe	28.0	22,349,368
Japan	7.9	6,352,025
Asia/Pacific	3.0	2,399,250

	100.0%	$79,892,050

See accompanying notes to financial statements.

7

The GAMCO Global Growth Fund

Statement of Assets and Liabilities December 31, 2013

Assets:
Investments, at value (cost $53,517,388)	$79,892,050
Cash	79,517
Receivable for investments sold	73,036
Receivable for Fund shares sold	42,822
Dividends receivable	102,305
Prepaid expenses	17,657

Total Assets	80,207,387

Liabilities:
Payable for Fund shares redeemed	25,177
Payable for investment advisory fees	66,384
Payable for distribution fees	16,943
Payable for accounting fees	3,750
Payable for legal and audit fees	42,937
Payable for shareholder communications expenses	18,521
Payable for custodian fees	11,045
Other accrued expenses	12,033

Total Liabilities	196,790

Net Assets (applicable to 2,574,173 shares outstanding)	$80,010,597

Net Assets Consist of:
Paid-in capital	$52,461,486
Accumulated net investment loss	(92,281)
Accumulated net realized gain on investments and foreign currency transactions	1,264,848
Net unrealized appreciation on investments	26,374,662
Net unrealized appreciation on foreign currency translations	1,882

Net Assets	$80,010,597

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($75,773,187 ÷ 2,434,722 shares outstanding; 75,000,000 shares authorized)	$31.12
Class A:
Net Asset Value and redemption price per share ($1,872,147 ÷ 60,140 shares outstanding; 50,000,000 shares authorized)	$31.13
Maximum offering price per share (NAV ÷ 0. 9425, based on maximum sales charge of 5.75% of the offering price)	$33.03
Class C:
Net Asset Value and offering price per share ($1,035,922 ÷ 36,842 shares outstanding; 25,000,000 shares authorized)	$28.12	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($1,329,341 ÷ 42,469 shares outstanding; 25,000,000 shares authorized)	$31.30

Statement of Operations For the Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $48,114)	$1,269,900
Interest	431

Total Investment Income	1,270,331

Expenses:
Investment advisory fees	726,825
Distribution fees - Class AAA	173,264
Distribution fees - Class A	3,834
Distribution fees - Class C	7,502
Shareholder services fees	74,491
Custodian fees	61,266
Shareholder communications expenses	60,422
Accounting fees	45,000
Registration expenses	40,702
Legal and audit fees	33,801
Directors’ fees	24,544
Interest expense	247
Miscellaneous expenses	38,565

Total Expenses	1,290,463

Less:
Custodian fee credits	(176)

Net Expenses	1,290,287

Net Investment Loss	(19,956)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	6,349,705
Net realized loss on foreign currency transactions	(343)

Net realized gain on investments and foreign currency transactions	6,349,362

Net change in unrealized appreciation/depreciation on investments	12,008,067
on foreign currency translations	1,772

Net change in unrealized appreciation on investments and foreign currency translations	12,009,839

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	18,359,201

Net Increase in Net Assets Resulting from Operations	$18,339,245

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

8

The GAMCO Global Growth Fund

Statement of Changes in Net Assets

	For the Year Ended December 31,
	2013	2012
Operations:
Net investment income/(loss)	$(19,956)	$51,996
Net realized gain on investments and foreign currency transactions	6,349,362	2,109,991
Net change in unrealized appreciation on investments and foreign currency translations	12,009,839	8,305,223

Net Increase in Net Assets Resulting from Operations	18,339,245	10,467,210

Distributions to Shareholders:
Net investment income
Class AAA	—	(49,054)
Class A	—	(1,092)
Class I	—	(2,580)

	—	(52,726)

Net realized gain
Class AAA	(6,526,402)	(2,171,715)
Class A	(157,638)	(40,065)
Class C	(94,160)	(22,434)
Class I	(112,618)	(27,427)

	(6,890,818)	(2,261,641)

Total Distributions to Shareholders	(6,890,818)	(2,314,367)

Capital Share Transactions:
Class AAA	2,061,580	(3,908,206)
Class A	482,236	48,792
Class C	344,241	199,142
Class I	357,914	291,327

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	3,245,971	(3,368,945)

Redemption Fees	494	3

Net Increase in Net Assets	14,694,892	4,783,901
Net Assets:
Beginning of year	65,315,705	60,531,804

End of year (including undistributed net investment income of $0 and $0, respectively)	$80,010,597	$65,315,705

See accompanying notes to financial statements.

9

The GAMCO Global Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Income (Loss) from Investment Operations				Distributions									Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses	Portfolio Turnover Rate
Class AAA
2013	$26.54	$(0.01)	$7.50	$7.49	—		$(2.91)	—	$(2.91)	$0.00	$31.12	28.8%	$75,773	(0.02)%	1.77%	25%
2012	23.32	0.02	4.16	4.18	$(0.02)		(0.94)	—	(0.96)	0.00	26.54	18.0	62,746	0.09	1.90	42
2011	24.35	(0.01)	(1.02)	(1.03)	—		—	—	—	0.00	23.32	(4.2)	58,753	(0.03)	1.84	45
2010	21.31	(0.09)	3.13	3.04	—		—	—	—	0.00	24.35	14.3	67,782	(0.42)	1.87	34
2009	14.91	(0.05)	6.45	6.40	—		—	—	—	0.00	21.31	42.9	67,292	(0.29)	1.97	45
Class A
2013	$26.54	$(0.01)	$7.51	$7.50	—		$(2.91)	—	$(2.91)	$0.00	$31.13	28.8%	$1,872	(0.05)%	1.77%	25%
2012	23.33	0.02	4.16	4.18	$(0.03)		(0.94)	—	(0.97)	0.00	26.54	17.9	1,161	0.07	1.90	42
2011	24.35	(0.01)	(1.01)	(1.02)	—		—	—	—	0.00	23.33	(4.2)	976	(0.04)	1.84	45
2010	21.31	(0.09)	3.13	3.04	—		—	—	—	0.00	24.35	14.3	1,193	(0.42)	1.87	34
2009	14.91	(0.06)	6.46	6.40	—		—	—	—	0.00	21.31	42.9	1,115	(0.32)	1.97	45
Class C
2013	$24.39	$(0.22)	$6.86	$6.64	—		$(2.91)	—	$(2.91)	$0.00	$28.12	27.8%	$1,036	(0.79)%	2.52%	25%
2012	21.64	(0.17)	3.86	3.69	—		(0.94)	—	(0.94)	0.00	24.39	17.1	603	(0.72)	2.65	42
2011	22.76	(0.17)	(0.95)	(1.12)	—		—	—	—	0.00	21.64	(4.9)	354	(0.77)	2.59	45
2010	20.07	(0.23)	2.92	2.69	—		—	—	—	0.00	22.76	13.4	374	(1.17)	2.62	34
2009	14.15	(0.19)	6.11	5.92	—		—	—	—	0.00	20.07	41.8	317	(1.11)	2.72	45
Class I
2013	$26.61	$0.07	$7.53	$7.60	—		$(2.91)	—	$(2.91)	$0.00	$31.30	29.1%	$1,330	0.22%	1.52%	25%
2012	23.38	0.08	4.18	4.26	$(0.09)		(0.94)	—	(1.03)	0.00	26.61	18.3	805	0.30	1.65	42
2011	24.34	0.05	(1.01)	(0.96)	—		—	—	—	0.00	23.38	(3.9)	449	0.21	1.59	45
2010	21.25	(0.04)	3.13	3.09	—		—	—	—	0.00	24.34	14.5	460	(0.17)	1.62	34
2009	14.83	0.00 (b)	6.44	6.44	(0.00	)(b)	—	$(0.02)	(0.02)	0.00	21.25	43.4	441	0.02	1.72	45

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

10

The GAMCO Global Growth Fund

Notes to Financial Statements

1. Organization. The GAMCO Global Growth Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Accounting Standards Update (“ASU”) No. 2011-11 (as clarified by ASU No. 2013-01) “Disclosures about Offsetting Assets and Liabilities” requires a fund to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and instruments and transactions

11

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

subject to an agreement similar to a master netting arrangement. The scope of ASU 2011-11 includes derivatives and sale and repurchase agreements. The purpose of ASU 2011-11 is to facilitate comparison of financial statements prepared on the basis of GAAP and on the basis of International Financial Reporting Standards. Management is continually evaluating the implications of ASU 2011-11 and its impact on the financial statements and, at this time, has concluded that ASU 2011-11 is not applicable to the Fund because the Fund does not have investments covered under this guidance.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$79,462,147	—	$79,462,147
U.S. Government Obligations	—	$429,903	429,903

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$79,462,147	$429,903	$79,892,050

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2013, foreign common stock was transferred from Level 2 to Level 1 due to the application at December 31, 2012 of fair value procedures resulting from volatility in U.S. markets after the close of the foreign markets. The beginning of period value of the securities that transferred from Level 2 to Level 1 during the period amounted to $18,344,864 or 28% of net assets as of December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2013 or December 31, 2012.

12

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

13

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2013, reclassifications were made to increase accumulated net investment loss by $19,639 and decrease accumulated net realized gain on investments and foreign currency transactions by $19,639.

The tax character of distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$ 803,626	$ 367,685
Net long term capital gains	6,087,192	1,946,682

Total distributions paid	$6,890,818	$2,314,367

14

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2013, the components of earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$38,906
Net unrealized appreciation on investments and foreign currency translations	27,510,206

Total	$27,549,112

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. Post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

At December 31, 2013, the differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2013:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$52,383,726	$27,650,200	$(141,876)	$27,508,324

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2013, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2010 through December 31, 2013 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser. The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending

15

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2013, other than short term securities and U.S. Government obligations, aggregated $18,132,673 and $22,200,871, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2013, the Fund paid brokerage commissions on security trades of $1,257 to G.research, Inc, an affiliate of the Adviser. Additionally the Distributor retained a total of $1,766 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2013, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2013, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2013 was $15,844 with a weighted average interest rate of 1.14%. The maximum amount borrowed at any time during the year ended December 31, 2013 was $793,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2013, and 2012 amounted to $494 and $3, respectively.

16

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	107,327	$3,156,052	179,632	$4,621,539
Shares issued upon reinvestment of distributions	210,633	6,262,104	80,540	2,128,684
Shares redeemed	(247,595)	(7,356,576)	(415,058)	(10,658,429)

Net increase/(decrease)	70,365	$2,061,580	(154,886)	$(3,908,206)

Class A
Shares sold	17,658	$528,418	4,948	$126,945
Shares issued upon reinvestment of distributions	4,401	130,840	1,263	33,387
Shares redeemed	(5,676)	(177,022)	(4,296)	(111,540)

Net increase	16,383	$482,236	1,915	$48,792

Class C
Shares sold	16,076	$454,556	14,347	$345,629
Shares issued upon reinvestment of distributions	2,188	58,876	908	22,057
Shares redeemed	(6,142)	(169,191)	(6,902)	(168,544)

Net increase	12,122	$344,241	8,353	$199,142

Class I
Shares sold	16,483	$483,470	13,510	$352,816
Shares issued upon reinvestment of distributions	3,395	101,456	1,016	26,914
Shares redeemed	(7,668)	(227,012)	(3,444)	(88,403)

Net increase	12,210	$357,914	11,082	$291,327

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the Fund by one investor who was banned from the Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who is also an officer of the Fund and other funds in the Gabelli/GAMCO complex, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

The GAMCO Global Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of GAMCO Global Series Funds, Inc. and the

Shareholders of The GAMCO Global Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Growth Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2014

18

The GAMCO Global Growth Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

During the six months ended December 31, 2013, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund against a peer group of global large cap growth funds, noting its top quartile performance for the one, three, and five year periods.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a standalone administrative charge. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of global multi-cap core funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s expense ratios were significantly higher than and the Fund’s size was lower than average within this group. The Independent Board Members were presented with, but did not consider material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services and a reasonable performance record. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board of Directors.

19

The GAMCO Global Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 71	Since 1993	27	Chairman, Chief Executive Officer, Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company)(2011-2012)

John D. Gabelli Director Age: 69	Since 1993	10	Senior Vice President of G.research, Inc.	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 74	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 78	Since 1993	36	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 83	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of the Guardian Life Insurance Company of America (1992-1995)	—

Werner J. Roeder, MD Director Age: 73	Since 1993	23	Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Director Age: 79	Since 1993	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 68	Since 2004	30	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 1999) of Harbor BioSciences, Inc. (biotechnology)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

20

The GAMCO Global Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 62	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 41	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 55	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Richard J. Walz Chief Compliance Officer Age: 54	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Funds Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messers. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

21

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GAMCO GLOBAL GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Funds Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career in 1979 at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Gabelli/GAMCO Funds Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. for four years. Mr. Ward received his B.A. in Economics from Northwestern University.

2013 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2013, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.340, $0.340, $0.340, and $0.340 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $6,087,192, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2013, 73.31% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.00% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 99.96% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

    U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2013 which was derived from U.S. Treasury securities was 0.00%. The percentage of U.S. Government securities held as of December 31, 2013 was 0.54%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com

GAMCO Global Series Funds, Inc.

THE GAMCO GLOBAL GROWTH FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI  (800-422-3554)

f   914-921-5118

e   info@gabelli.com

     GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

G.research, Inc.

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Overall Morningstar Rating

Morningstar® rated The GAMCO Global Growth Fund Class AAA Shares 4 stars overall and 4 stars for the three, five, and ten year periods ended December 31, 2013 among 797, 797, 638, and 324 World Stock funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

GAB442Q413AR

The GAMCO Global Opportunity Fund Annual Report — December 31, 2013

Caesar M. P. Bryan
Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2013, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Opportunity Fund increased 18.9% compared with an increase of 22.8% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Free Index. See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2013.

Performance Discussion (Unaudited)

For the year, all 23 major national indices provided positive returns. Countries posting strong double-digit returns for 2013 were led by Finland (+46.0%), followed by Ireland (+41.2%), the United States (+31.8%), Germany (+31.4%), Spain and the Netherlands (+31.3%), Belgium (+27.6%), Japan (+27.2%), Switzerland (+26.6%), France (+26.3%), Denmark (+25.2%), Sweden (+24.5%), the United Kingdom (+20.7%), Italy (+20.4%), Austria (+13.4%), New Zealand (+11.3%), Hong Kong (+11.1%), Portugal (+11.0%) and Israel (+10.9%). Countries posting positive single-digit returns for 2013 were Norway (+9.4%), Canada (+5.6%), Australia (+4.2%) and Singapore (+1.7%). Within emerging markets, only 6 of 21 countries posted positive results. Of the four largest emerging markets, China (+0.4%) posted the best return, followed by Russia (-2.6%), India (-5.3%) and Brazil (-18.7%).

We purchase attractively valued companies that we believe have the opportunity to grow earnings more rapidly than average within that company’s local market. We pay close attention to company’s position, management, and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market, but where appropriate, we attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain diversified by sector and geography. Country allocation is likely to reflect broad economic, financial, and currency trends, as well as relative size of the market.

Selected securities that contributed positively to performance in 2013 were, Kinnevik Investment AB (3.9% of net assets as December 31, 2013), an investment company headquartered in Stockholm Sweden, which manages a portfolio of listed holdings, primarily in the telecommunications and media sectors; Lockheed Martin Corp. (3.1%), a security and aerospace company; Google Inc. (5.6%), widely recognized as world’s largest internet search engine. Some of our weaker performing securities during the year were Newcrest Mining Ltd.(0.1%) the largest Australian domiciled gold producers; Antofagasta plc (2.5%), which through its subsidiaries engages in the exploration, development and mining of cooper; and Swire Properties Ltd. (0.7%), a property developer in Hong Kong and mainland China.

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert
President

February 11, 2014

Comparative Results

Average Annual Returns through December 31, 2013 (a) (Unaudited)				Since
				Inception
	1 Year	5 Year	10 Year	(5/11/98)
Class AAA (GABOX)	18.94%	15.05%	7.38%	7.29%
MSCI AC World Free Index	22.80	14.92	7.17	4.84(d)
Lipper Global Large-Cap Growth Fund Classification	24.49	15.77	7.66	5.43
Lipper Global Multi-Cap Growth Fund Classification	26.45	16.47	6.48	5.80
Class A (GOCAX)	18.95	15.06	7.39	7.30
With sales charge (b)	12.11	13.70	6.76	6.89
Class C (GGLCX)	18.06	14.20	6.70	6.90
With contingent deferred sales charge (c)	17.06	14.20	6.70	6.90
Class I (GLOIX)	19.23	15.35	7.56	7.41

In the current prospectuses dated April 30, 2013, the gross expense ratios for Class AAA, A, C, and I Shares are 2.91%, 2.91%, 3.66%, and 2.66%, respectively, and the net expense ratios in the current prospectuses for these share classes are 2.00%, 2.00%, 2.75%, and 1.75%, respectively. See page 9 for the expense ratios for the year ended December 31, 2013. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC (the “Adviser”) not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 12, 2000, November 23, 2001, and January 11, 2008, respectively. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Free Index is an unmanaged free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Free Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Multi-Cap Growth Fund Classification and the Lipper Global Large-Cap Growth Fund Classification reflects the average performance of mutual funds classified in those particular categories. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)	MSCI AC World Free Index since inception performance is a blend of Gross excluding applicable taxes and Net Performance. This benchmark’s Net performance began on December 29. 2000.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GLOBAL OPPORTUNITY FUND (CLASS AAA SHARES), LIPPER GLOBAL MULTI-CAP GROWTH FUND CLASSIFICATION,

AND MSCI AC WORLD FREE INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

The GAMCO Global Opportunity Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2013 through December 31, 2013	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2013.

	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period*

The GAMCO Global Opportunity Fund

Actual Fund Return
Class AAA	$1,000.00	$1,145.70	2.00%	$10.82
Class A	$1,000.00	$1,145.60	2.00%	$10.82
Class C	$1,000.00	$1,141.50	2.75%	$14.84
Class I	$1,000.00	$1,147.00	1.75%	$ 9.47
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.12	2.00%	$10.16
Class A	$1,000.00	$1,015.12	2.00%	$10.16
Class C	$1,000.00	$1,011.34	2.75%	$13.94
Class I	$1,000.00	$1,016.38	1.75%	$ 8.89

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

3

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2013:

The GAMCO Global Opportunity Fund

Industrials	20.7%
Consumer Staples	19.2%
Consumer Discretionary	15.8%
Information Technology	10.1%
Materials	9.0%
Financials	8.8%
Energy	7.1%

Health Care	6.9%
Telecommunication Services	1.5%
U.S. Government Obligations	0.9%
Other Assets and Liabilities (Net)	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

4

The GAMCO Global Opportunity Fund

Schedule of Investments — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS — 99.1%
	INDUSTRIALS — 20.7%
11,484	CNH Industrial NV†	$86,608	$130,343
1,000	FANUC Corp.	101,606	182,794
2,000	Fortune Brands Home & Security Inc.	28,156	91,400
15,250	Glencore Xstrata plc	82,406	78,967
4,300	Jardine Matheson Holdings Ltd.	137,142	224,933
3,600	Komatsu Ltd.	76,536	73,053
3,000	L-3 Communications Holdings Inc.	122,612	320,580
2,500	Lockheed Martin Corp.	61,439	371,650
4,000	Mitsui & Co. Ltd.	86,284	55,645
2,600	Precision Castparts Corp.	38,545	700,180
1,000	SMC Corp.	124,202	251,638

	TOTAL INDUSTRIALS	945,536	2,481,183

	CONSUMER STAPLES — 19.2%
2,000	Beam Inc.	99,825	136,120
5,750	British American Tobacco plc	143,939	308,315
1,300	Danone SA	77,722	93,570
7,000	Diageo plc	97,896	231,834
2,280	Dr Pepper Snapple Group Inc.	54,395	111,082
1,100	FamilyMart Co. Ltd.	49,338	50,190
3,000	General Mills Inc.	74,401	149,730
3,000	Heineken Holding NV	140,229	189,785
900	Hillshire Brands Co.	20,412	30,096
1,400	Japan Tobacco Inc.	51,690	45,466
3,000	Mead Johnson Nutrition Co.	129,424	251,280
1,910	Pernod Ricard SA	147,275	217,591
2,150	Philip Morris International Inc.	74,934	187,330
2,000	The Procter & Gamble Co.	110,564	162,820
2,000	Toyo Suisan Kaisha Ltd.	67,311	60,013
1,975	Wesfarmers Ltd.	58,145	77,663

	TOTAL CONSUMER STAPLES	1,397,500	2,302,885

	CONSUMER DISCRETIONARY — 15.8%
1,500	AMC Networks Inc., Cl. A†	12,414	102,165
2,200	Christian Dior SA	132,254	415,697
7,500	Compagnie Financiere Richemont SA	96,573	746,595
3,000	DIRECTV†	145,601	207,270
20,000	Genting Berhad	70,889	62,647
2,000	Honda Motor Co. Ltd.	80,136	82,233
6,000	Liberty Interactive Corp., Cl. A†	103,842	176,100
404	Liberty Ventures, Cl. A†	15,281	49,526
4,000	Rakuten Inc.	49,486	59,406

	TOTAL CONSUMER DISCRETIONARY	706,476	1,901,639

	INFORMATION TECHNOLOGY — 10.1%
2,000	Canon Inc.	103,501	63,242
600	Google Inc., Cl. A†	209,345	672,426
500	Keyence Corp.	93,284	213,655
7,000	Microsoft Corp.	185,025	262,010

	TOTAL INFORMATION TECHNOLOGY	591,155	1,211,333

Shares		Cost	Market Value
	MATERIALS — 9.0%
2,200	Agnico Eagle Mines Ltd.	$126,105	$58,036
22,000	Antofagasta plc	26,323	300,192
3,600	BHP Billiton plc	114,493	111,419
2,500	Monsanto Co.	174,388	291,375
2,000	Newcrest Mining Ltd.	60,284	14,080
1,830	Rio Tinto plc	77,490	103,322
800	Shin-Etsu Chemical Co. Ltd.	56,180	46,643
400	Syngenta AG	114,992	159,274

	TOTAL MATERIALS	750,255	1,084,341

	FINANCIALS — 8.8%
5,000	Cheung Kong (Holdings) Ltd.	63,610	78,924
16,000	Hongkong Land Holdings Ltd.	62,764	94,400
10,000	Kinnevik Investment AB, Cl. B	230,284	463,164
7,500	Mitsubishi UFJ Financial Group Inc.	50,245	49,425
5,500	Schroders plc	100,679	236,620
1,100	Sumitomo Mitsui Financial Group Inc.	53,615	56,614
32,000	Swire Properties Ltd.	76,525	80,884

	TOTAL FINANCIALS	637,722	1,060,031

	ENERGY — 7.1%
1,200	EOG Resources Inc.	133,358	201,408
1,200	Occidental Petroleum Corp.	124,972	114,120
500	Pioneer Natural Resources Co.	67,020	92,035
5,000	Schlumberger Ltd.	165,719	450,550

	TOTAL ENERGY	491,069	858,113

	HEALTH CARE — 6.9%
4,400	Novartis AG	174,161	351,191
1,700	Roche Holding AG, Genusschein	136,625	474,906

	TOTAL HEALTH CARE	310,786	826,097

	TELECOMMUNICATION SERVICES — 1.5%
3,800	Telephone & Data Systems Inc.	67,481	97,964
2,000	United States Cellular Corp.	107,123	83,640

	TOTAL TELECOMMUNICATION SERVICES	174,604	181,604

	TOTAL COMMON STOCKS	6,005,103	11,907,226

	WARRANTS — 0.0%
	0.0% — 0.0%
5,000	Genting Berhad, expire 12/18/18†	2,300	4,778

See accompanying notes to financial statements.

5

The GAMCO Global Opportunity Fund

Schedule of Investments (Continued) — December 31, 2013

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 0.9%
$105,000	U.S. Treasury Bills, 0.085%††, 04/17/14	$104,974	$104,990

	TOTAL INVESTMENTS — 100.0%	$6,112,377	12,016,994

	Other Assets and Liabilities (Net) — 0.0%		2,427

	NET ASSETS — 100.0%		$12,019,421

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

Geographic Diversification	% of Market Value	Market Value
North America	45.6%	$5,475,883
Europe	38.4	4,612,785
Japan	10.7	1,290,017
Asia/Pacific	5.3	638,309

	100.0%	$12,016,994

See accompanying notes to financial statements.

6

The GAMCO Global Opportunity Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments, at value (cost $6,112,377)	$12,016,994
Cash	23,258
Receivable for Fund shares sold	998
Prepaid expenses	9,246
Dividends receivable	23,086

Total Assets	12,073,582

Liabilities:
Payable for investment advisory fees	4,824
Payable for distribution fees	2,361
Payable for legal and audit fees	20,711
Payable for shareholder communications expenses	13,668
Payable for custodian fees	6,201
Other accrued expenses	6,396

Total Liabilities	54,161

Net Assets(applicable to 500,984 shares outstanding)	$12,019,421

Net Assets Consist of:
Paid-in capital	$7,114,747
Distribution in excess of net investment income	(1,055)
Accumulated net realized loss on investments and foreign currency transactions	(999,444)
Net unrealized appreciation on investments	5,904,617
Net unrealized appreciation on foreign currency translations	556

Net Assets	$12,019,421

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($11,120,672 ÷ 463,516 shares outstanding; 75,000,000 shares authorized)	$23.99
Class A:
Net Asset Value and redemption price per share ($237,888 ÷ 9,954 shares outstanding; 50,000,000 shares authorized)	$23.90
Maximum offering price per share (NAV ÷ 0. 9425, based on maximum sales charge of 5.75% of the offering price)	$25.36
Class C:
Net Asset Value and offering price per share ($19,621 ÷ 839 shares outstanding; 25,000,000 shares authorized)	$23.40 (a)
Class I:
Net Asset Value, offering, and redemption price per share ($641,240 ÷ 26,675 shares outstanding; 25,000,000 shares authorized)	$24.04

(a)	Redemption price varies based on the length of time held. Total amounts may differ due to rounding.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $4,379)	$232,019
Interest	50

Total Investment Income	232,069

Expenses:
Investment advisory fees	110,183
Distribution fees - Class AAA	25,442
Distribution fees - Class A	581
Distribution fees - Class C	179
Custodian fees	35,144
Registration expenses	27,931
Shareholder communications expenses	25,747
Legal and audit fees	21,690
Shareholder services fees	15,407
Directors’ fees	3,759
Interest expense	107
Miscellaneous expenses	35,208

Total Expenses	301,378

Less:
Expenses reimbursed by Adviser (See Note 3)	(81,933)
Custodian fee credits	(314)

Total Reimbursements and Credits	(82,247)

Net Expenses	219,131

Net Investment Income	12,938

Net Realized and Unrealized Gain on Investments and Foreign Currency:
Net realized gain on investments	268,637
Net realized gain on foreign currency transactions	111

Net realized gain on investments and foreign currency transactions	268,748

Net change in unrealized appreciation/depreciation on investments	1,643,857
on foreign currency translations	603

Net change in unrealized appreciation on investments and foreign currency translations	1,644,460

Net Realized and Unrealized Gain on Investments and Foreign Currency	1,913,208

Net Increase in Net Assets Resulting from Operations	$1,926,146

See accompanying notes to financial statements.

7

The GAMCO Global Opportunity Fund

Statement of Changes in Net Assets

	For the Year Ended
	December 31,
	2013	2012
Operations:
Net investment income	$12,938	$70,359
Net realized gain on investments and foreign currency transactions	268,748	609,088
Net change in unrealized appreciation on investments and foreign currency translations	1,644,460	802,085

Net Increase in Net Assets Resulting from Operations	1,926,146	1,481,532

Distributions to Shareholders:
Net investment income
Class AAA	(11,196)	(63,394)
Class A	(206)	(1,552)
Class C	—	(2)
Class I	(2,106)	(4,922)

Total Distributions to Shareholders	(13,508)	(69,870)

Capital Share Transactions:
Class AAA	(297,720)	(1,941,632)
Class A	(22,579)	27,778
Class B*	—	(1,791)
Class C	—	2
Class I	2,377	228,622

Net Decrease in Net Assets from Capital Share Transactions	(317,922)	(1,687,021)

Redemption Fees	—	3

Net Increase/(Decrease) in Net Assets	1,594,716	(275,356)
Net Assets:
Beginning of year	10,424,705	10,700,061

End of year (including undistributed net investment income of $0 and $0, respectively)	$12,019,421	$10,424,705

*	Class B Shares were fully redeemed and closed on April 4, 2012.

See accompanying notes to financial statements.

8

The GAMCO Global Opportunity Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Return of Capital(b)	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)	Portfolio Turnover Rate
Class AAA
2013	$20.19	$0.02	$ 3.80	$ 3.82	$(0.02)	—	$(0.02)	—	$23.99	18.9%	$11,121	0.10%	2.74%	2.00%	5%
2012	17.67	0.12	2.53	2.65	(0.13)	—	(0.13)	$0.00	20.19	15.0	9,651	0.65	2.91	2.00	6
2011	19.57	0.04	(1.89)	(1.85)	(0.05)	—	(0.05)	0.00	17.67	(9.5)	10,258	0.23	2.60	2.01	7
2010	16.53	(0.02)	3.06	3.04	—	—	—	0.00	19.57	18.4	13,263	(0.15)	2.66	2.01	5
2009	12.18	0.02	4.54	4.56	(0.21)	$(0.00)	(0.21)	0.00	16.53	37.4	13,280	0.16	2.72	2.05	8
Class A
2013	$20.11	$0.03	$ 3.78	$ 3.81	$(0.02)	—	$(0.02)	—	$23.90	19.0%	$ 238	0.13%	2.74%	2.00%	5%
2012	17.61	0.11	2.53	2.64	(0.14)	—	(0.14)	$0.00	20.11	15.0	220	0.57	2.91	2.00	6
2011	19.51	0.04	(1.88)	(1.84)	(0.06)	—	(0.06)	0.00	17.61	(9.5)	166	0.22	2.60	2.01	7
2010	16.48	(0.00)(b)	3.03	3.03	—	—	—	0.00	19.51	18.4	166	(0.03)	2.66	2.01	5
2009	12.14	0.01	4.54	4.55	(0.21)	$(0.00)	(0.21)	0.00	16.48	37.5	171	0.11	2.72	2.05	8
Class C
2013	$19.82	$(0.14)	$ 3.72	$ 3.58	—	—	—	—	$23.40	18.1%	$ 19	(0.65)%	3.49%	2.75%	5%
2012	17.36	(0.02)	2.48	2.46	$(0.00)(b)	—	$(0.00)(b)	—	19.82	14.2	17	(0.12)	3.66	2.75	6
2011	19.32	(0.07)	(1.89)	(1.96)	—	—	—	—	17.36	(10.1)	14	(0.40)	3.35	2.76	7
2010	16.44	(0.16)	3.04	2.88	—	—	—	—	19.32	17.5	16	(0.95)	3.41	2.76	5
2009	12.20	(0.23)	4.67	4.44	(0.20)	$(0.00)	(0.20)	$0.00	16.44	36.4	10	(1.49)	3.47	2.80	8
Class I
2013	$20.23	$0.08	$ 3.81	$ 3.89	$(0.08)	—	$(0.08)	—	$24.04	19.2%	$ 641	0.35%	2.49%	1.75%	5%
2012	17.70	0.17	2.55	2.72	(0.19)	—	(0.19)	$0.00	20.23	15.4	537	0.90	2.66	1.75	6
2011	19.61	0.10	(1.91)	(1.81)	(0.10)	—	(0.10)	0.00	17.70	(9.2)	260	0.55	2.35	1.76	7
2010	16.52	0.02	3.07	3.09	—	—	—	0.00	19.61	18.7	386	0.09	2.41	1.76	5
2009	12.17	0.06	4.54	4.60	(0.25)	$(0.00)	(0.25)	0.00	16.52	37.8	326	0.45	2.47	1.80	8

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the years ended December 31, 2011, 2010, and 2009. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, and 2.04% (Class AAA and Class A), 2.75%, 2.75%, and 2.79% (Class C), and 1.75%, 1.75%, and 1.79% (Class I), respectively. For the years ended December 31, 2013 and 2012 the effect of interest expense was minimal. The Fund also incurred tax expense during the year ended December 31, 2009. If tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.01% (Class AAA, and Class A), 2.76% (Class C), and 1.76% (Class I), respectively. For the years ended December 31, 2013, 2012, 2011, and 2010 there was no tax expense.

See accompanying notes to financial statements.

9

The GAMCO Global Opportunity Fund

Notes to Financial Statements

1. Organization. The GAMCO Global Opportunity Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Accounting Standards Update (“ASU”) No. 2011-11 (as clarified by ASU No. 2013-01) “Disclosures about Offsetting Assets and Liabilities” requires a fund to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and instruments and transactions

10

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

subject to an agreement similar to a master netting arrangement. The scope of ASU 2011-11 includes derivatives and sale and repurchase agreements. The purpose of ASU 2011-11 is to facilitate comparison of financial statements prepared on the basis of GAAP and on the basis of International Financial Reporting Standards. Management is continually evaluating the implications of ASU 2011-11 and its impact on the financial statements and, at this time, has concluded that ASU 2011-11 is not applicable to the Fund because the Fund does not have investments covered under this guidance.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Valuation Inputs		Total Market Value at 12/31/13
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Materials	$ 1,070,261	$ 14,080	$ 1,084,341
Other Industries(a)	10,822,885	—	10,822,885

Total Common Stocks	11,893,146	14,080	11,907,226

Warrants	4,778	—	4,778
U.S. Government Obligations	—	104,990	104,990

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$11,897,924	$119,070	$12,016,994

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

During the year ended December 31, 2013, foreign common stock was transferred from Level 2 to Level 1 due to the application, at December 31, 2012, of fair value procedures resulting from volatility in U.S. markets after the close of the foreign markets. The beginning of period value of the securities that transferred from Level 2 to Level 1 during the period amounted to $4,834,158 or 46% of net assets as of December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2013 or 2012.

11

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

12

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to the tax treatment of currency gains and losses and recharacterization of distribution. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2013, reclassifications were made to decrease distributions in excess of net investment income by $405 and increase accumulated net realized loss on investments and foreign currency transactions by $110, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2013 and 2012 were ordinary income of $13,508 and $69,870, respectively.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute

13

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(999,417)
Net unrealized appreciation on investments and foreign currency translations	5,904,091

Total	$4,904,674

At December 31, 2013, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

Capital Loss Carryforward Available through 2016	$901,411
Capital Loss Carryforward Available through 2017	98,006

Total Capital Loss Carryforwards	$999,417

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $268,637.

At December 31, 2013, the differences between book basis and tax basis unrealized appreciation were primarily due to mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related unrealized appreciation at December 31, 2013:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$6,113,459	$6,166,238	$(262,703)	$5,903,535

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2013, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2010 through December 31, 2013 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily

14

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least May 1, 2015, at no more than 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. For the year ended December 31, 2013, the Adviser reimbursed the Fund in the amount of $81,933. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. The agreement is renewable annually. At December 31, 2013, the cumulative amount which the Fund may repay the Adviser is $179,952.

For the year ended December 31, 2012, expiring December 31, 2014	$98,019
For the year ended December 31, 2013, expiring December 31, 2015	81,933

$179,952

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000 and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2013, other than short term securities and U.S. Government obligations, aggregated $525,021 and $845,115, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2013, the Fund paid brokerage commissions on security trades of $45 to G.research, Inc., an affiliate of the Adviser. Additionally, the Distributor retained a total of $233 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the year ended December 31, 2013.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings

15

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended December 31, 2013, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2013 and 2012 amounted to $0 and $3, respectively.

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2013		December 31, 2012
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	24,418	$548,609	19,484	$365,787
Shares issued upon reinvestment of distributions	463	10,939	2,907	58,482
Shares redeemed	(39,394)	(857,268)	(124,816)	(2,365,901)

Net decrease	(14,513)	$(297,720)	(102,425)	$(1,941,632)

Class A
Shares sold	1,377	$29,743	2,807	$52,174
Shares issued upon reinvestment of distributions	7	173	59	1,180
Shares redeemed	(2,380)	(52,495)	(1,356)	(25,576)

Net increase/(decrease)	(996)	$(22,579)	1,510	$27,778

Class B*
Shares redeemed	—	$—	(99)	$(1,791)

Net decrease	—	$—	(99)	$(1,791)

Class C
Shares issued upon reinvestment of distributions	—	$—	—	$2

Net increase	—	$—	—	$2

Class I
Shares sold	3,077	$65,337	15,909	$306,120
Shares issued upon reinvestment of distributions	86	2,041	237	4,771
Shares redeemed	(3,024)	(65,001)	(4,279)	(82,269)

Net increase	139	$2,377	11,867	$228,622

*	Class B Shares were fully redeemed and closed on April 4, 2012.

16

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

The GAMCO Global Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of GAMCO Global Series Funds, Inc. and the

Shareholders of The GAMCO Global Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Opportunity Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2014

18

The GAMCO Global Opportunity Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

During the six months ended December 31, 2013, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio manager, the depth of the analyst pool available to the Adviser and the portfolio manager, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio manager.

Investment Performance. The Independent Board Members reviewed the short and medium term performance of the Fund against a peer group of global multi-cap growth funds, noting the Fund’s third quartile performance for the one and three year periods and second quartile performance for the five year period.

Profitability. The Independent Board Members reviewed summary data regarding the lack of profitability of the Fund to the Adviser both with and without the expense reimbursement arrangement in effect. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop or any losses or diminished profitability to the Adviser in prior years.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of global multi-cap growth funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s expense ratios after waivers were moderately higher than and the Fund’s size was significantly lower than average within this group and that the Adviser had been waiving substantial portions of its fees in order to make the Fund a more attractive investment. The Independent Board Members were presented with, but did not consider material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and an acceptable performance record. The Independent Board Members also concluded that the Fund’s expense ratios were reasonable, particularly in light of the lack of profitability to the Adviser of managing the Fund, and that economies of scale were not a factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board of Directors.

19

The GAMCO Global Opportunity Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Opportunity Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 71	Since 1993	27	Chairman, Chief Executive Officer, Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company)(2011-2012)

John D. Gabelli Director Age: 69	Since 1993	10	Senior Vice President of G.research, Inc.	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 74	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 78	Since 1993	36	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 83	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of the Guardian Life Insurance Company of America (1993-1995)	—

Werner J. Roeder, MD Director Age: 73	Since 1993	23	Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Director Age: 79	Since 1993	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 68	Since 2004	30	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 1999) of Harbor BioSciences, Inc. (biotechnology)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

20

The GAMCO Global Opportunity Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 62	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 41	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 55	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Richard J. Walz Chief Compliance Officer Age: 54	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Funds Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

21

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GAMCO GLOBAL OPPORTUNITY FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Funds Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career in 1979 at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

2013 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2013 ordinary income distributions (comprised of net investment income) totaling $0.024, $0.021, and $0.079 per share for Class AAA, Class A, and Class I Shares, respectively. For the year ended December 31, 2013, 99.92% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.02% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year 2013, the Fund passed through foreign tax credits of $0.017 per share to Class AAA, Class A, Class C, and Class I.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2013 which was derived from U.S. Treasury securities was 0.01%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2013. The percentage of U.S. Government securities held as of December 31, 2013 was 0.87%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GAMCO GLOBAL OPPORTUNITY FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI   (800-422-3554)

f   914-921-5118

e   info@gabelli.com

     GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

G.research, Inc.

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB403Q413AR

The GAMCO Global Telecommunications Fund

Annual Report — December 31, 2013

Portfolio Management Team

To Our Shareholders,

For the year ended December 31, 2013, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Telecommunications Fund increased 24.9% compared with an increase of 23.8% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Telecommunication Services Index. See page 3 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2013.

Performance Discussion (Unaudited)

The telecommunications sector increased 4.5% during the first quarter of 2013. Telecom regulation and competition remained in the focus during the period. The annual Federal Communications Commission (FCC) Mobile Wireless Competition Report in March of 2013 provided further indication of the Commission being comfortable with a Big Four status quo (i.e. four “national” carriers in the U.S.: AT&T (2.0% of net assets as of December 31, 2013), Verizon (3.5%), Sprint (0.7%), and T-Mobile (1.0%)).

During the second quarter telecom stocks increased across all regions with the exception of North America versus the broader markets. Nearly $80 billion in telecom and cable deals were announced and completed through the second quarter. Companies from all corners of the globe were seeking to acquire growth and/or augment their service portfolios to be better positioned for convergence offerings. The desire for scale, particularly within markets, also acted as a motive for transactions.

The telecommunications sector performed generally in line with the broad market during the third quarter. The MSCI AC World Index was up 8.2% in the quarter. While the broad markets were ahead across all regions in the period, telecom stocks displayed much greater variation. European telecom stocks led the pace with a gain of 16.8% (21.5% in dollar terms). In contrast, the North American Telecom Index declined by 2.8% in the quarter, against a 6.0% gain for the broader market. Similarly, in Latin America, the Telecom Index declined by 4.7%, while the broad index gained 4.1%. The third quarter provided evidence of selective renewed interest in emerging markets after the sharp selloff in the second quarter. In Asia, except Japan, the MSCI Index gained 7.3%, outperforming the telecom group that was ahead by 3.3%. In Japan, the rally in telecom names continued, albeit at a more measured rate than in the first half of the year. The MSCI Japan Telecom Index gained an additional 8.3% in the period (versus 5.4% for the Japanese market).

Absolute and relative fourth quarter performance in the telecom group once again owed much to Merger & Acquisition (“M&A”) activity or the prospects thereof. The vast majority of 2013 global sector M&A activity – both actual and potential – had been in the wireless arena. This goes a long way towards explaining the 29.1% gain seen in the wireless sub-sector for the year, compared to the 12.7% increase for the diversified telcos. The trend in telecommunications M&A was well established in 2013.

We remain mindful of careful stock selection and position sizing. We are also mindful of evolving regulatory, competitive and technology trends and the impact these can have on performance of industry participants, large and small.

Selected holdings that contributed positively to performance in 2013 were Dish Network Corp (3.7%), which offers direct broadcast satellite subscription television services; Deutsche Telekom AG. (3.1%), which operates as an integrated telecommunication company; and KDDI Corp. (3.0%), which offers various communication services primarily in Japan. Some of our weaker performing stocks during the year were Cincinnati Bell Inc. (2.0%), which provides telecommunication and technology services; Turkcell Iletisim Hizmetleri A/S-ADR. (0.9%), which operates a global system for mobile communications network primarily in Turkey; and China Mobile Ltd ADR. (1.5%), an investment holding company, which provides mobile telecommunications and related services primarily in Mainland China and Hong Kong.

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert
President
February 14, 2014

2

Comparative Results

Average Annual Returns through December 31, 2013 (a) (Unaudited)				Since Inception (11/1/93)
	1 Year	5 Year	10 Year
Class AAA (GABTX)	24.86%	12.26%	7.44%	8.30%
MSCI AC World Telecommunication Services Index.	23.75	11.78	8.09	N/A
MSCI AC World Free Index	22.80	14.92	7.17	7.02(d)
Class A (GTCAX)	24.84	12.25	7.44	8.30
With sales charge (b)	17.66	10.93	6.81	7.98
Class C (GTCCX)	23.92	11.42	6.64	7.75
With contingent deferred sales charge (c)	22.92	11.42	6.64	7.75
Class I (GTTIX)	25.16	12.54	7.61	8.38

In the current prospectuses dated April 30, 2013, the expense ratios for Class AAA, A, C, and I Shares are 1.70%, 1.70%, 2.45%, and 1.45%, respectively. See page 12 for the expense ratios for the year ended December 31, 2013. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)    Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 12, 2000, June 2, 2000, and January 11, 2008, respectively. The actual performance for the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Telecommunication Services Index is an unmanaged index that measures the performance of the global telecommunication securities from around the world. The MSCI AC World Free Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Free Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Dividends are considered reinvested. You cannot invest directly in an index.

(b)    Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)     Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)    MSCI AC World Free Index since inception performance is a blend of Gross excluding applicable taxes and Net Performance. This benchmark’s Net performance began on December 29. 2000.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND (CLASS AAA SHARES)

AND MSCI AC WORLD FREE INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

The GAMCO Global Telecommunications Fund Disclosure of Fund Expenses (Unaudited) For the Six Month Period from July 1, 2013 through December 31, 2013	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2013.

	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period*
The GAMCO Global Telecommunications Fund
Actual Fund Return
Class AAA	$1,000.00	$1,177.40	1.62%	$ 8.89
Class A	$1,000.00	$1,177.30	1.62%	$ 8.89
Class C	$1,000.00	$1,173.50	2.37%	$12.98
Class I	$1,000.00	$1,179.20	1.37%	$ 7.53
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.04	1.62%	$ 8.24
Class A	$1,000.00	$1,017.04	1.62%	$ 8.24
Class C	$1,000.00	$1,013.26	2.37%	$12.03
Class I	$1,000.00	$1,018.30	1.37%	$ 6.97
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2013:

The GAMCO Global Telecommunications Fund

Diversified Telecommunications Services	43.1%
Wireless Telecommunications Services	27.4%
Other	25.5%

U.S. Government Obligations	3.8%
Other Assets and Liabilities (Net)	0.2%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The GAMCO Global Telecommunications Fund

Schedule of Investments — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS — 95.4%
	DIVERSIFIED TELECOMMUNICATIONS SERVICES — 43.1%
	Africa/Middle East — 0.3%
33,000	Maroc Telecom SA	$567,259	$390,425
200,000	Pakistan Telecommunication Co. Ltd.(a)	155,766	54,071

		723,025	444,496

	Asia/Pacific — 4.1%
225,000	Asia Satellite Telecommunications Holdings Ltd.	487,155	844,370
9,600	DiGi.Com Berhad	14,361	14,537
170,000	First Pacific Co. Ltd.	92,079	193,364
4,100	First Pacific Co. Ltd., ADR	3,337	23,452
90,000	PCCW Ltd.	74,681	40,274
24,000	Philippine Long Distance Telephone Co., ADR	343,529	1,441,920
16,360	PT Telekomunikasi Indonesia, ADR	154,390	586,506
645,000	Singapore Telecommunications Ltd.	488,360	1,870,676
280,000	Telekom Malaysia Berhad	355,221	474,431
1,414,985	True Corp. Public Co. Ltd., Cl. F†	383,254	241,142
8,075	TT&T Public Co. Ltd., GDR†(a)(b)	100,542	242

		2,496,909	5,730,914

	Europe — 18.1%
16,250	Belgacom SA	499,131	480,749
220,000	Colt Group SA†	398,277	467,775
255,000	Deutsche Telekom AG, ADR	4,204,094	4,401,300
4,507	Hellenic Telecommunications Organization SA†	63,853	59,957
7,900	Hellenic Telecommunications Organization SA, ADR†	50,056	51,350
2,000	Iliad SA	223,168	409,685
20,000	Koninklijke KPN NV†	52,583	64,465
32,000	Koninklijke KPN NV, ADR	262,743	101,696
6,000	Mobistar SA	138,906	113,908
15,000	Orange SA, ADR	385,960	185,250
30,000	Portugal Telecom SGPS SA	372,320	130,417
30,000	Portugal Telecom SGPS SA, ADR	135,026	129,600
3,700	Rostelecom OJSC, ADR	79,931	75,184
76,600	Sistema JSFC, GDR(c)	1,514,891	2,460,392
100,000	Sonaecom SGPS SA	156,503	353,419
33,000	Swisscom AG, ADR	806,890	1,745,370
16,000	Tele2 AB, Cl. B	253,640	181,223
700,000	Telecom Italia SpA	2,650,570	694,318
14,000	Telecom Italia SpA, ADR	528,665	139,440
10,000	Telefonica Deutschland Holding AG	66,184	82,542
280,131	Telefonica SA, ADR	2,672,379	4,577,341
90,000	Telekom Austria AG	1,596,651	681,469
57,000	Telenor ASA	867,933	1,358,910
438,000	TeliaSonera AB	1,361,534	3,646,680

Shares		Cost	Market Value

225,000	VimpelCom Ltd., ADR	$568,479	$2,911,500
2,000	Ziggo NV	78,797	91,347

		19,989,164	25,595,287

	Japan — 0.6%
12,000	Nippon Telegraph & Telephone Corp.	442,005	644,953
9,000	Nippon Telegraph & Telephone Corp., ADR	191,035	243,360

		633,040	888,313

	Latin America — 1.9%
37,415,054	LIME†(d)	499,070	60,008
60,001	Oi SA	399,545	91,810
33,000	Oi SA, ADR	321,405	52,470
9,000	Oi SA, Cl. C, ADR	126,049	14,760
108,000	Telecom Argentina SA, ADR	394,934	1,861,920
16,705	Telefonica Brasil SA	345,912	283,226
9,221	Telefonica Brasil SA, ADR	91,748	177,228
2,566	Telefonica Brasil SA, Preference	71,247	48,759
6,528	Telefonica SA	110,485	106,285

		2,360,395	2,696,466

	North America — 18.1%
80,000	AT&T Inc.	2,452,018	2,812,800
25,000	Atlantic Tele-Network Inc.	80,911	1,414,250
30,000	CenturyLink Inc.	893,043	955,500
785,000	Cincinnati Bell Inc.†	3,568,160	2,794,600
45,000	EarthLink Inc.	298,635	228,150
3,600	Equinix Inc.†	287,385	638,820
45,000	Frontier Communications Corp.	206,919	209,250
54,000	General Communication Inc., Cl. A†	243,330	602,100
48,000	Internap Network Services Corp.†	270,210	360,960
18,000	Level 3 Communications Inc.†	345,949	597,060
27,100	New ULM Telecom Inc.	328,010	178,047
38,000	Shenandoah Telecommunications Co.	213,864	975,460
133,514	Telephone & Data Systems Inc.	3,048,477	3,441,981
73,500	TELUS Corp.	808,839	2,529,687
91,000	tw telecom inc.†	1,777,314	2,772,770
101,000	Verizon Communications Inc.	3,287,966	4,963,140
31,000	Windstream Holdings Inc.	378,584	247,380

		18,489,614	25,721,955

	TOTAL DIVERSIFIED TELECOMMUNICATIONS SERVICES	44,692,147	61,077,431

	WIRELESS TELECOMMUNICATIONS SERVICES — 26.8%
	Africa/Middle East — 0.8%
40,000	Econet Wireless Zimbabwe Ltd.†	20,147	24,000
175,000	Global Telecom Holding, GDR†(c)	989,364	586,250
20,000	MTN Group Ltd.	312,992	413,765

See accompanying notes to financial statements.

6

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	WIRELESS TELECOMMUNICATIONS SERVICES (Continued)
	Africa/Middle East (Continued)
210,000	Orascom Telecom Media and Technology Holding SAE, GDR	$453,532	$100,800

		1,776,035	1,124,815

	Asia/Pacific — 2.7%
125,000	Axiata Group Berhad	238,345	263,319
41,000	China Mobile Ltd., ADR	491,068	2,143,890
46,000	China Unicom Hong Kong Ltd., ADR	309,117	692,760
666	Hutchison Telecommunications Hong Kong Holdings Ltd	63	252
4,800	PT Indosat Tbk, ADR	38,553	76,800
24,000	SK Telecom Co. Ltd., ADR	449,218	590,880
40,000	Time dotCom Berhad†	81,175	43,352

		1,607,539	3,811,253

	Europe — 7.6%
26,500	Bouygues SA	754,019	999,629
850,000	Cable & Wireless Communications plc	495,322	791,755
28,500	Millicom International Cellular SA, SDR	2,282,177	2,838,103
10,500	Mobile TeleSystems OJSC, ADR	176,038	227,115
95,500	Turkcell Iletisim Hizmetleri A/S, ADR†	1,919,587	1,274,925
84,000	Vivendi SA	2,400,009	2,213,537
63,000	Vodafone Group plc, ADR	1,669,931	2,476,530

		9,697,083	10,821,594

	Japan — 3.8%
69,000	KDDI Corp.	1,544,215	4,239,199
69,000	NTT DoCoMo Inc.	1,107,181	1,130,234

		2,651,396	5,369,433

	Latin America — 4.2%
181,000	America Movil SAB de CV, Cl. L, ADR	661,125	4,229,970
122,000	NII Holdings Inc.†	1,784,735	335,500
150,000	Tim Participacoes SA	616,034	783,936
25,156	Tim Participacoes SA, ADR	544,306	660,093

		3,606,200	6,009,499

	North America — 7.7%
78,000	Rogers Communications Inc., Cl. B	329,021	3,529,500
91,487	Sprint Corp.†	721,560	983,489
41,500	T-Mobile US Inc.	733,607	1,396,060

Shares		Cost	Market Value

119,200	United States Cellular Corp.	$5,679,368	$4,984,944

		7,463,556	10,893,993

	TOTAL WIRELESS TELECOMMUNICATIONS SERVICES	26,801,809	38,030,587

	OTHER — 25.5%
	Africa/Middle East — 0.0%
1,009	Kingdom Financial Holdings Ltd., Cl. L†	0	0
504	Meikles Ltd.†	204	96

		204	96

	Asia/Pacific — 0.7%
68,000	C.P. Pokphand Co. Ltd., ADR	52,895	163,200
6,500	CJ Hellovision Co. Ltd.†	92,839	118,255
26,000	Himachal Futuristic Communications, GDR†(a)	141,200	12,668
40,000	Hutchison Whampoa Ltd.	396,391	543,698
15,000	SKY Perfect JSAT Holdings Inc.	69,205	81,046
250,000	Time Engineering Berhad	105,104	19,463

		857,634	938,330

	Europe — 6.9%
12,000	British Sky Broadcasting Group plc	132,530	167,715
1,000	British Sky Broadcasting Group plc, ADR	24,267	56,230
34,500	CDON Group AB†	165,857	169,500
56,000	G4S plc	0	243,426
56,000	GN Store Nord A/S	380,893	1,375,538
1,224	Gusbourne plc†	1,210	1,936
22,000	InterXion Holding NV†	309,666	519,420
4,300	Kinnevik Investment AB, Cl. A	79,047	200,096
58,500	Kinnevik Investment AB, Cl. B	1,162,625	2,709,508
14,500	Liberty Global plc, Cl. A†	316,159	1,290,355
30,500	Liberty Global plc, Cl. C†	576,245	2,571,760
18,035	PostNL NV, ADR†	215,936	102,799
10,000	Telecity Group plc	111,088	120,140
21,000	Telegraaf Media Groep NV	453,308	263,186
12,000	Waterloo Investment Holdings Ltd.†	1,432	795
2,000	ZON OPTIMUS SGPS SA	19,660	14,858

		3,949,923	9,807,262

	Japan — 0.3%
72,000	Furukawa Electric Co. Ltd.	350,157	180,496
22,000	Tokyo Broadcasting System Holdings Inc.	435,902	272,833

		786,059	453,329

	Latin America — 0.3%
15,000	Grupo Televisa SAB, ADR	353,331	453,900

See accompanying notes to financial statements.

7

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	OTHER (Continued)
	Latin America (Continued)
900	Shellshock Ltd.†	$521	$656

		353,852	454,556

	North America — 17.3%
24,000	AMC Networks Inc., Cl. A†	579,476	1,634,640
1,200	Ascent Capital Group Inc., Cl. A†	20,323	102,672
120,000	Cablevision Systems Corp., Cl. A	1,786,703	2,151,600
7,400	Cogeco Inc.	144,351	341,212
14,000	Comcast Corp., Cl. A, Special	275,929	698,320
4,000	Convergys Corp.	53,716	84,200
18,000	CyrusOne Inc.	337,171	401,940
84,500	DIRECTV†	2,171,519	5,838,105
91,000	DISH Network Corp., Cl. A†	1,787,393	5,270,720
14,000	EchoStar Corp., Cl. A†	318,054	696,080
12,000	Gogo Inc.†	200,999	297,720
280	Google Inc., Cl. A†	108,100	313,799
14,000	Liberty Interactive Corp., Cl. A†	163,846	410,900
12,500	Liberty Media Corp., Cl. A†	114,158	1,830,625
500	News Corp., Cl. B†	2,526	8,915
2,500	Outerwall Inc.†	118,135	168,175
3,000	Rackspace Hosting Inc.†	104,940	117,390
4,500	SJW Corp.	70,456	134,055
17,000	Starz, Cl. A†	18,400	497,080
18,000	The Madison Square Garden Co., Cl. A†	395,984	1,036,440
2,000	Time Warner Cable Inc.	140,871	271,000
4,000	Time Warner Inc.	129,433	278,880
2,000	Twenty-First Century Fox Inc., Cl. B	18,524	69,200
46,500	Yahoo! Inc.†	1,050,755	1,880,460

		10,111,762	24,534,128

	TOTAL OTHER	16,059,434	36,187,701

	TOTAL COMMON STOCKS	87,553,390	135,295,719

	RIGHTS — 0.0%
	WIRELESS TELECOMMUNICATIONS SERVICES — 0.0%
	North America — 0.0%
2,300	Nextwave Wireless Inc., expire †	0	1,012

	WARRANTS — 0.6%
	WIRELESS TELECOMMUNICATIONS SERVICES — 0.6%
	Asia/Pacific — 0.6%
160,000	Bharti Airtel Ltd., expire 08/04/16†(a)	763,952	855,016

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 3.8%
$5,361,000	U.S. Treasury Bills, 0.045% to 0.095%††, 02/06/14 to 05/22/14	$5,359,503	$5,360,110

	TOTAL INVESTMENTS — 99.8%	$93,676,845	141,511,857

	Other Assets and Liabilities (Net) — 0.2%		335,710

	NET ASSETS — 100.0%		$141,847,567

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the market value of Rule 144A securities amounted to $921,997 or 0.65% of net assets.

(b)	Illiquid security.
(c)

Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2013, the market value of Regulation S securities amounted to $3,046,642 or 2.15% of net assets, which were valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/13 Carrying Value Per Share

175,000	Global Telecom Holding, GDR	02/18/10	$989,364	$3.3500
76,600	Sistema JSFC, GDR	02/09/05	1,514,891	32.1200

(d)	At December 31, 2013, the Fund held an investment in a restricted security amounting to $60,008 or 0.04% of net assets, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/13 Carrying Value Per Share

37,415,054	LIME	03/10/94	$499,070	$0.0016

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSFC	Joint Stock Financial Corporation
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

8

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — December 31, 2013

Geographic Diversification	% of Market Value	Market Value
North America	47.0%	$66,511,198
Europe.	32.7	46,224,143
Asia/Pacific	8.0	11,335,513
Latin America	6.5	9,160,521
Japan	4.7	6,711,075
Africa/Middle East	1.1	1,569,407

	100.0%	$141,511,857

See accompanying notes to financial statements.

9

The GAMCO Global Telecommunications Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments, at value (cost $93,676,845)	$141,511,857
Foreign currency, at value (cost $5)	4
Cash	4,851
Receivable for investments sold	306,227
Receivable for Fund shares sold	28,896
Dividends receivable	284,874
Prepaid expenses	18,305

Total Assets	142,155,014

Liabilities:
Payable for Fund shares redeemed	14,462
Payable for investments purchased	43,899
Payable for investment advisory fees	117,547
Payable for distribution fees	29,541
Payable for accounting fees	3,750
Payable for legal and audit fees	36,325
Payable for shareholder communications expenses	24,931
Payable for shareholder services fees	18,151
Other accrued expenses	18,841

Total Liabilities	307,447

Net Assets
(applicable to 5,708,722 shares outstanding)	$141,847,567

Net Assets Consist of:
Paid-in capital	$96,799,637
Accumulated net investment loss	(204,998)
Accumulated net realized loss on investments and foreign currency transactions	(2,583,069)
Net unrealized appreciation on investments	47,835,012
Net unrealized appreciation on foreign currency translations	985

Net Assets	$141,847,567

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($137,544,549 ÷ 5,534,536 shares outstanding; 150,000,000 shares authorized)	$24.85

Class A:
Net Asset Value and redemption price per share ($1,678,074 ÷ 67,576 shares outstanding; 50,000,000 shares authorized)	$24.83

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$26.34

Class C:
Net Asset Value and offering price per share ($813,547 ÷ 33,660 shares outstanding; 50,000,000 shares authorized)	$24.17	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($1,811,397 ÷ 72,950 shares outstanding; 50,000,000 shares authorized)	$24.83

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of
$342,622)	$4,207,125
Interest	1,462

Total Investment Income	4,208,587

Expenses:
Investment advisory fees	1,275,208
Distribution fees - Class AAA	309,152
Distribution fees - Class A	3,465
Distribution fees - Class C	8,599
Shareholder services fees	138,662
Custodian fees	93,213
Shareholder communications expenses	74,857
Accounting fees	45,000
Directors’ fees	42,923
Registration expenses	42,311
Legal and audit fees	35,808
Interest expense	2,105
Miscellaneous expenses	20,116

Total Expenses	2,091,419

Less:
Custodian fee credits.	(181)

Net Expenses	2,091,238

Net Investment Income	2,117,349

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	3,178,789
Net realized loss on foreign currency transactions	(10,250)

Net realized gain on investments and foreign currency transactions	3,168,539

Net change in unrealized appreciation/depreciation:
on investments	23,226,419
on foreign currency translations	2,109

Net change in unrealized appreciation on investments and foreign currency translations	23,228,528

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	26,397,067

Net Increase in Net Assets Resulting from Operations	$28,514,416

See accompanying notes to financial statements.

10

The GAMCO Global Telecommunications Fund

Statement of Changes in Net Assets

	For the Year Ended December 31,
	2013	2012
Operations:
Net investment income	$2,117,349	$2,147,939
Net realized gain on investments and foreign currency transactions	3,168,539	4,658,749
Net change in unrealized appreciation on investments and foreign currency translations	23,228,528	5,980,798

Net Increase in Net Assets Resulting from Operations.	28,514,416	12,787,486

Distributions to Shareholders:
Net investment income
Class AAA.	(1,997,741)	(2,137,936)
Class A	(24,843)	(23,612)
Class C	(5,520)	(9,119)
Class I	(30,326)	(21,949)

Total Distributions to Shareholders	(2,058,430)	(2,192,616)

Capital Share Transactions:
Class AAA.	(5,880,360)	(16,534,332)
Class A	101,754	(196,838)
Class B*	—	(39,072)
Class C	(178,963)	(88,460)
Class I	461,049	473,859

Net Decrease in Net Assets from Capital Share Transactions	(5,496,520)	(16,384,843)

Redemption Fees	70	533

Net Decrease in Net Assets	20,959,536	(5,789,440)
Net Assets:
Beginning of year	120,888,031	126,677,471

End of year (including undistributed net investment income of $0 and $0, respectively)	$141,847,567	$120,888,031

*	Class B shares were fully redeemed and closed on August 2, 2012.

See accompanying notes to financial statements.

11

The GAMCO Global Telecommunications Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income	Operating Expenses	Portfolio Turnover Rate
Class AAA
2013	$20.20	$0.37	$ 4.65	$ 5.02	$ (0.37)	—	$(0.37)	$0.00	$24.85	24.9%	$137,545	1.66%	1.64%	3%
2012	18.60	0.33	1.64	1.97	(0.37)	—	(0.37)	0.00	20.20	10.6	117,767	1.71	1.70	2
2011	20.43	0.41	(1.79)	(1.38)	(0.45)	—	(0.45)	0.00	18.60	(6.7)	123,919	1.99	1.61	5
2010	18.71	0.34	1.75	2.09	(0.37)	—	(0.37)	(0.00)	20.43	11.2	154,280	1.76	1.62	6
2009	15.31	0.30	3.46	3.76	(0.36)	$(0.00)(b)	(0.36)	0.00	18.71	24.6	155,352	1.88	1.69	4
Class A
2013	$20.19	$0.36	$4.65	$5.01	$(0.37)	—	$(0.37)	$0.00	$24.83	24.8%	$1,678	1.61%	1.64%	3%
2012	18.59	0.32	1.65	1.97	(0.37)	—	(0.37)	0.00	20.19	10.6	1,290	1.65	1.70	2
2011	20.42	0.45	(1.84)	(1.39)	(0.44)	—	(0.44)	0.00	18.59	(6.8)	1,374	2.17	1.61	5
2010	18.70	0.36	1.73	2.09	(0.37)	—	(0.37)	(0.00)	20.42	11.2	1,901	1.87	1.62	6
2009	15.31	0.29	3.46	3.75	(0.36)	$(0.00)(b)	(0.36)	0.00	18.70	24.5	1,523	1.81	1.69	4
Class C
2013	$19.64	$0.20	$4.50	$4.70	$(0.17)	—	$(0.17)	$0.00	$24.17	23.9%	$814	0.92%	2.39%	3%
2012	18.10	0.19	1.58	1.77	(0.23)	—	(0.23)	0.00	19.64	9.8	815	0.99	2.45	2
2011	19.88	0.25	(1.73)	(1.48)	(0.30)	—	(0.30)	0.00	18.10	(7.4)	843	1.27	2.36	5
2010	18.25	0.19	1.69	1.88	(0.25)	—	(0.25)	(0.00)	19.88	10.3	890	1.04	2.37	6
2009	14.96	0.17	3.36	3.53	(0.24)	$(0.00)(b)	(0.24)	0.00	18.25	23.6	659	1.08	2.44	4
Class I
2013	$20.18	$0.43	$4.64	$5.07	$(0.42)	—	$(0.42)	$0.00	$24.83	25.2%	$1,811	1.94%	1.39%	3%
2012	18.58	0.39	1.63	2.02	(0.42)	—	(0.42)	0.00	20.18	10.9	1,016	1.96	1.45	2
2011	20.41	0.44	(1.77)	(1.33)	(0.50)	—	(0.50)	0.00	18.58	(6.5)	504	2.17	1.36	5
2010	18.70	0.39	1.74	2.13	(0.42)	—	(0.42)	(0.00)	20.41	11.4	411	2.06	1.37	6
2009	15.30	0.35	3.45	3.80	(0.40)	$(0.00)(b)	(0.40)	0.00	18.70	24.8	402	2.17	1.44	4

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

12

The GAMCO Global Telecommunications Fund

Notes to Financial Statements

1. Organization. The GAMCO Global Telecommunications Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Accounting Standards Update (“ASU”) No. 2011-11 (as clarified by ASU No. 2013-01) “Disclosures about Offsetting Assets and Liabilities” requires a fund to disclose both gross information and net information about both instruments

13

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

and transactions eligible for offset in the statement of assets and liabilities and instruments and transactions subject to an agreement similar to a master netting arrangement. The scope of ASU 2011-11 includes derivatives and sale and repurchase agreements. The purpose of ASU 2011-11 is to facilitate comparison of financial statements prepared on the basis of GAAP and on the basis of International Financial Reporting Standards. Management is continually evaluating the implications of ASU 2011-11 and its impact on the financial statements and, at this time, has concluded that ASU 2011-11 is not applicable to the Fund because the Fund does not have investments covered under this guidance.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
DIVERSIFIED TELECOMMUNICATIONS SERVICES
Asia/Pacific	$ 5,489,530	$ 241,142	$ 242	$ 5,730,914
Latin America	2,636,458	60,008	—	2,696,466
Other Regions (a)	52,650,051	—	—	52,650,051
WIRELESS TELECOMMUNICATIONS SERVICES
Other Regions (a)	38,030,587	—	—	38,030,587
OTHER
Africa/Middle East	96	—	0	96
Asia/Pacific	925,662	—	12,668	938,330
Europe	9,806,467	—	795	9,807,262
Other Regions (a)	25,442,013	—	—	25,442,013
Total Common Stocks	134,980,864	301,150	13,705	135,295,719
Rights(a)	—	—	1,012	1,012
Warrants (a)	—	855,016	—	855,016
U.S. Government Obligations	—	5,360,110	—	5,360,110
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$134,980,864	$6,516,276	$14,717	$141,511,857

(a)	Please refer to the Schedule of Investments for the regional classifications of these portfolio holdings.

14

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

There were no significant transfers among Level 1 and Level 2 during the year ended December 31, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 transfers during the year ended December 31, 2013.

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The

15

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2013, refer to the Schedule of Investments.

Concentration Risks. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

16

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to the tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2013, reclassifications were made to increase accumulated net investment loss by $10,227 and decrease accumulated net realized loss on investments and foreign currency transactions by $10,250, with an offsetting adjustment to paid-in-capital.

The Fund paid ordinary income distributions for the years ended December 31, 2013 and 2012 of $2,058,430 and $2,192,616, respectively.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(2,004,152)
Undistributed ordinary income	51,300
Net unrealized appreciation on investments and foreign currency translations	47,000,782

Total	$45,047,930

At December 31, 2013, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholder. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law. The Fund has a capital loss carryforward available through 2017 of $2,004,152.

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $1,515,395.

At December 31, 2013, the temporary differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on investments in passive foreign investment companies.

17

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2013.

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$94,512,060	$59,572,064	$(12,572,267)	$46,999,797

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2013, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2010 through December 31, 2013 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2013, other than short term securities and U.S. Government obligations, aggregated $4,133,689 and $14,092,400, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2013, the Fund paid brokerage commissions on security trades of $10,780 to G.research, Inc., an affiliate of the Adviser. Additionally, the Distributor retained a total of $1,280 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

18

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2013, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2013, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2013 was $106,997 with a weighted average interest rate of 1.16%. The maximum amount borrowed at any time during the year ended December 31, 2013 was $1,290,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2013 and 2012 amounted to $70 and $533, respectively.

19

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	446,317	$10,341,793	447,273	$8,778,562
Shares issued upon reinvestment of distributions	77,707	1,902,271	100,483	2,026,737
Shares redeemed	(819,427)	(18,124,424)	(1,380,494)	(27,339,631)

Net decrease	(295,403)	$(5,880,360)	(832,738)	$(16,534,332)

Class A
Shares sold	15,376	$356,740	20,124	$394,481
Shares issued upon reinvestment of distributions	908	22,210	965	19,461
Shares redeemed	(12,604)	(277,196)	(31,082)	(610,780)

Net increase/decrease	3,680	$101,754	(9,993)	$(196,838)

Class B*
Shares redeemed	—	—	(2,047)	$(39,072)

Net decrease	—	—	(2,047)	$(39,072)

Class C
Shares sold	4,790	$103,151	10,767	$205,885
Shares issued upon reinvestment of distributions	178	4,241	328	6,428
Shares redeemed	(12,817)	(286,355)	(16,174)	(300,773)

Net decrease	(7,849)	$(178,963)	(5,079)	$(88,460)

Class I
Shares sold	46,604	$1,012,058	49,386	$988,877
Shares issued upon reinvestment of distributions	1,015	24,827	722	14,548
Shares redeemed	(24,986)	(575,836)	(26,941)	(529,566)

Net increase	22,633	$461,049	23,167	$473,859

*	Class B shares were fully redeemed and closed on August 2, 2012.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

20

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

21

The GAMCO Global Telecommunications Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of GAMCO Global Series Funds, Inc. and the Shareholders of The GAMCO Global Telecommunications Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Telecommunications Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2014

22

The GAMCO Global Telecommunications Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

During the six months ended December 31, 2013, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the Fund’s portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund against a peer group of global telecommunications funds, noting that the Fund’s performance was in the third quartile in its peer group for the one, three, and five year periods.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative charge and with a standalone administrative charge. The Independent Board Members also noted that a substantial portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Lipper peer group of telecommunication funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that the Fund’s expense ratio was above average and the Fund’s size was below average within this group. The Independent Board Members were presented with, but did not consider material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a performance record that was satisfactory. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board of Directors.

23

The GAMCO Global Telecommunications Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Telecommunications Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 71	Since 1993	27	Chairman, Chief Executive Officer, Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company)(2011-2012)

John D. Gabelli Director Age: 69	Since 1993	10	Senior Vice President of G.research, Inc.	—

INDEPENDENT DIRECTORS[5] :

E. Val Cerutti Director Age: 74	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 78	Since 1993	36	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 83	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—

Werner J. Roeder, MD Director Age: 73	Since 1993	23	Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Director Age: 79	Since 1993	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 68	Since 2004	30	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 1999) of Harbor BioSciences, Inc. (biotechnology)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

24

The GAMCO Global Telecommunications Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 62	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 41	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 55	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Richard J. Walz Chief Compliance Officer Age: 54	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Funds Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

25

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Evan D. Miller, CFA, joined G.research, Inc. in 2002 as a research analyst following the telecommunications industry on a global basis. Currently, he continues to specialize in the industry and also serves as a portfolio manager of Gabelli Funds, LLC and of the Fund. Prior to joining Gabelli, his career spanned nearly a quarter century in the telecommunications industry with corporate strategy and business development positions. Mr. Miller holds an M.B.A. in Finance from the University of Chicago and a B.A. in Economics from Northwestern University.

Sergey Dluzhevskiy, CFA, CPA, joined G.research, Inc. in 2005 as a research analyst covering the North American telecommunications industry. Currently, he continues to specialize in the industry and also serves as a portfolio manager of Gabelli Funds, LLC and of the Fund. Prior to joining Gabelli, Mr. Dluzhevskiy was a senior accountant at Deloitte. He received his undergraduate degree from Case Western Reserve University and a Master’s of Business Administration at the Wharton School of the University of Pennsylvania.

2013 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2013, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.365, $0.370, $0.165, and $0.422, per share for Class AAA, Class A, Class C, and Class I Shares, respectively. For the year ended December 31, 2013, 58.44% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.03% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year 2013, the Fund passed through foreign tax credits of $0.054 per share to Class AAA, Class A, Class C, and Class I.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2013 which was derived from U.S. Treasury securities was 0.03%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2013. The percentage of U.S. Government securities held as of December 31, 2013 was 3.78%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e info@gabelli.com

   GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

G.research, Inc.

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB401Q413AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $93,500 for 2012 and $96,850 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $13,200 for 2012 and $13,600 for 2013. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $29,100 for 2012 and $43,720 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GAMCO Global Series Funds, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/6/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/6/2014

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/6/2014

*	Print the name and title of each signing officer under his or her signature.